As filed with the Securities and Exchange Commission on July 26, 2000
                                                Securities Act File No. 33-72226
                                        Investment Company Act File No. 811-8172
================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

             Registration Statement Under The Securities Act of 1933
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 9                      [X]

                                     and/or

         Registration Statement Under The Investment Company Act of 1940

                                Amendment No. 11                             [X]
                        (Check appropriate box or boxes)


                        PILGRIM INTERNATIONAL FUND, INC.
                  (FORMERLY LEXINGTON INTERNATIONAL FUND, INC.)
                 (Exact Name of Registrant Specified in Charter)

                       40 North Central Avenue, Suite 1200
                                Phoenix, AZ 85004
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 992-0180

        James M. Hennessy, Esq.                              With copies to:
       Pilgrim Investments, Inc.                         Jeffrey S. Puretz, Esq.
  40 North Central Avenue, Suite 1200                     Dechert Price & Rhoads
           Phoenix, AZ 85004                              1775 Eye Street, N.W.
(Name and Address of Agent for Service)                   Washington, D.C. 20006

                                   ----------

 It is proposed that this filing will become effective (check appropriate box):

          [ ] Immediately upon filing pursuant to paragraph (b)
          [X] on July 31, 2000 pursuant to paragraph (b)
          [ ] 60 days after filing pursuant to paragraph (a)(1)
          [ ] on (date) pursuant to paragraph (a)(1)
          [ ] 75 days after filing pursuant to paragraph (a)(2)
          [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

          [X] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

PILGRIM(SM)

FUNDS FOR SERIOUS INVESTORS

                                              Prospectus
                                              Classes: A, B and C
                                              July 31, 2000

                                              U.S. EQUITY FUND
                                              Pilgrim Growth and Income

                                              INTERNATIONAL EQUITY FUNDS
                                              Pilgrim Global Corporate Leaders
                                              Pilgrim International
                                              Pilgrim Worldwide Emerging Markets
                                              Pilgrim SmallCap Asia Growth
                                              Pilgrim Troika Dialog Russia

                                              INCOME FUNDS
                                              Pilgrim GNMA Income
                                              Pilgrim Global Income

                                              PRECIOUS METALS FUNDS
                                              Pilgrim Gold
                                              Pilgrim Silver




This prospectus contains important information about investing in the Pilgrim Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

[GRAPHIC]                     These pages contain a description of each of our
                              funds included in this prospectus, including its objective, investment strategy and risks.

OBJECTIVE

[GRAPHIC]                     You'll also find:

INVESTMENT STRATEGY           HOW THE FUND HAS PERFORMED.  A chart that shows
[GRAPHIC]                     the fund's financial performance for the past ten
                              years (or since inception, if shorter).

RISKS                         WHAT YOU PAY TO INVEST.  A list of the fees and
[GRAPHIC]                     expenses you pay -- both directly and indirectly
                              -- when you invest in a fund.


HOW THE FUND HAS PERFORMED

WHAT'S INSIDE
An introduction to the Pilgrim Funds                                       1
Funds at a Glance                                                          2


U.S. EQUITY FUND
Pilgrim Growth and Income                                                  4

INTERNATIONAL EQUITY FUNDS
Pilgrim Global Corporate Leaders                                           6
Pilgrim International                                                      8
Pilgrim Worldwide Emerging Markets                                        10
Pilgrim SmallCap Asia Growth                                              13
Pilgrim Troika Dialog Russia                                              16

INCOME FUNDS
Pilgrim GNMA Income                                                       18
Pilgrim Global Income                                                     20

PRECIOUS METALS FUNDS
Pilgrim Gold                                                              22
Pilgrim Silver                                                            24

What you pay to invest                                                    26
Shareholder guide                                                         29
Management of the Funds                                                   39
Dividends, distributions and taxes                                        43
More information about risks                                              44
Financial highlights                                                      47
Where to go for more information                                       Backcover

INTRODUCTION TO THE PILGRIM FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

[GRAPHIC]

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS

Our U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

*    are investing for the long-term-- at least several years.
*    are willing to accept higher risk in exchange for long-term growth.

INTERNATIONAL EQUITY FUNDS

Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing". These Funds focus on long-term growth by investing primarily in foreign equities.

They may suit you if you:

*    are investing for the long-term -- at least several years
*    are looking for exposure to international markets
*    are willing to accept higher risk in exchange for long-term growth.

INCOME FUNDS

Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

*    want a regular stream of income.

Income Funds may suit you if you:

*    want greater growth potential than a money market fund
*    are willing to accept more risk than a money market fund.

PRECIOUS METALS FUNDS

Pilgrim's Precious Metals Funds seek long-term growth.

They may suit you if you:

*    are investing for the long-term -- at least several years
*    are looking for exposure to international markets and precious metals
*    are willing to accept higher risk in exchange for long-term growth.

[GRAPHIC] If you have any questions, please call 1-800-992-0180.

FUNDS AT A GLANCE

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 4.

                 FUND                            INVESTMENT OBJECTIVE    MAIN INVESTMENTS         MAIN RISKS
                 ----                            --------------------    ----------------         ----------
U.S. Equity      Growth and Income Fund          Long-term capital       Equity securities of     Price volatitlity and other risks
Fund             Adviser: Pilgrim                appreciation, with      large, ably managed,     that accompany an investment in
                 Investments, Inc.               income as a             and well-financed U.S.   equity securities.
                                                 secondary objective     companies

International    Global Corporate Leaders        Long-term growth        Equity securities and    Price volatility and other risks
Equity Funds     Fund Adviser: Pilgrim           of capital              equity equivalents of    that accompany an investment in
                 Investments, Inc.                                       foreign and U.S.         [growth-oriented] foreign
                                                                         companies.               equities. Sensitive to currency
                                                                                                  exchange rates, international
                                                                                                  political and economic conditions
                                                                                                  and other risks that affect
                                                                                                  foreign securities.

                 International Fund Adviser:     Long-term growth        Equity securities and    Price volatility and other risks
                 Pilgrim Investments, Inc.       of capital              equity equivalents of    that accompany an investment in
                                                                         companies outside of     [growth-oriented] foreign
                                                                         the U.S.                 equities. Sensitive to currency
                                                                                                  exchange rates, international
                                                                                                  political and economic conditions
                                                                                                  and other risks that affect
                                                                                                  foreign securities.

                 Worldwide Emerging Markets      Long-term growth        Equity securities and    Price volatility, liquidity and
                 Fund Adviser: Pilgrim           of capital              equity equivalents of    other risks that accompany an
                 Investments, Inc.                                       emerging market          investment in equities from
                                                                         companies.               emerging countries. Sensitive to
                                                                                                  currency exchange rates,
                                                                                                  international political and
                                                                                                  economic conditions and other
                                                                                                  risks that affect foreign
                                                                                                  securities.

                 SmallCap Asia Growth Fund       Long-term capital       Equity securities and    Price volatility, liquidity and
                 Adviser: Pilgrim Investments,   appreciation            equity equivalents of    other risks that accompany an
                 Inc. Sub-Adviser: Crosby                                companies in the Asia    investment in equity securities
                 Asset Management (US) Inc.                              region having market     of issuers in a single region.
                                                                         capitalizations of       Sensitive to currency exchange
                                                                         less than $1 billion.    rates, international political
                                                                                                  and economic conditions and other
                                                                                                  risks that affect foreign
                                                                                                  securities.

                 Troika Dialog Russia Fund       Long-term capital       Equity securities of     Risk due to extremely volatile
                 Adviser: Pilgrim Investments,   appreciation            Russian companies.       and often illiquid nature of the
                 Inc. Sub-Adviser: Troika                                                         Russian securities markets, and
                 Dialog Asset Management                                                          volatility due to
                 (Cayman Islands), Ltd.                                                           non-diversification of
                                                                                                  investments. Particularly
                                                                                                  sensitive to Russian political
                                                                                                  and economic conditions, currency
                                                                                                  exchange rates, and other risks
                                                                                                  that affect funds investing in
                                                                                                  securities of a single country.
                                                                                                  Potential for expropriation,
                                                                                                  dilution, devaluation, default or
                                                                                                  excessive taxation by the Russian
                                                                                                  government.

Income Funds     GNMA Income Fund Adviser:       High current income,    Mortgage-backed GNMA     Credit, interest rate, prepayment
                 Pilgrim Investments, Inc.       consistent with         Certificates that are    and other risks that accompany an
                                                 liquidity and safety    guaranteed as to the     investment in government bonds
                                                 of principal            timely payment of        and mortgage related investments.
                                                                         principal and interest   Generally has less credit risk
                                                                         by the U.S. Government.  than the other income funds.

                 Global Income Fund Adviser:     High current income,    Foreign and domestic     Credit, liquidity, interest rate
                 Pilgrim Investments, Inc.       with capital            high yield, lower        and other risks that accompany an
                                                 appreciation as a       rated or unrated debt    investment in lower-quality debt
                                                 secondary objective     securities.              securities. Particularly sensitive
                                                                                                  to credit risk during economic
                                                                                                  downturns. May also present price
                                                                                                  volatility from foreign
                                                                                                  securities. May be sensitive to
                                                                                                  currency exchange rates, inter-
                                                                                                  national political and economic
                                                                                                  conditions, and other risks.

Precious Metals  Gold Fund Adviser:              Capital appreciation    Gold and securities      Price volatility due to
Funds            Pilgrim Investments, Inc.       and a hedge against     companies engaged in     non-diversification and
                                                 the loss of buying      mining or processing     concentration in the gold/precious
                                                 power of the U.S.       gold throughout the      metals industry. The market for
                                                 Dollar                  world.                   gold and other precious metals is
                                                                                                  widely unregulated and is located
                                                                                                  in foreign countries that of have
                                                                                                  the potential for instability.
                                                                                                  Precious metals earn no income,
                                                                                                  have higher transaction/storage
                                                                                                  costs, and realize gain only with
                                                                                                  an increase in market price.

                 Silver Fund Adviser:            Maximum total return    Securities of            Price volatility due to
                 Pilgrim Investments, Inc.       from long-term growth   companies which are      non-diversification and
                                                 of capital and income   engaged in the           concentration in stocks in the
                                                                         exploration, mining,     silver industry. The market for
                                                                         processing,              silver is limited and widely
                                                                         fabrication or           unregulated and is located in
                                                                         distribution of          foreign countries that have the
                                                                         silver and in silver     potential for instability.
                                                                         bullion.                 Precious metals earn no income,
                                                                                                  have higher transaction/storage
                                                                                                  costs, and realize gain only with
                                                                                                  an increase in market price.

-----------------                                      ADVISER
U.S. EQUITY FUNDS                                      PILGRIM INVESTMENTS, INC.
-----------------

PILGRIM GROWTH AND INCOME FUND

OBJECTIVE

The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                          GROWTH & INCOME FUND
                                          --------------------
                         1990                    -10.27%
                         1991                     24.87%
                         1992                     12.36%
                         1993                     13.22%
                         1994                     -3.11%
                         1995                     22.57%
                         1996                     26.96%
                         1997                     30.36%
                         1998                     21.42%
                         1999                     13.54%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

4th quarter 1998:     21.95%
3rd quarter 1990:    -14.87%

The Fund's year-to-date total return as of June 30, 2000 was up 1.74%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index.

Average Annual Total Returns

                                              Class A (3)(4)   S&P 500 Index (5)
                                              --------------   -----------------
One year, ended December 31, 1999                 15.54%            21.04%
Five years, ended December 31, 1999               23.17%            28.56%
Ten years, ended December 31, 1999                14.62%            18.21%

(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects a deduction of sales charge of 5.75%.
(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

--------------------------                             ADVISER
INTERNATIONAL EQUITY FUNDS                             PILGRIM INVESTMENTS, INC.
--------------------------

PILGRIM GLOBAL CORPORATE LEADERS FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of foreign and U.S. companies.

INVESTMENT STRATEGY

The Fund normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the adviser believes represent "corporate leaders" in their respective industries.

The Fund may invest in the securities of companies and governments of the following regions:

*    Asia Region (including Japan);
*    Europe;
*    Latin America;
*    Africa;
*    North America (including U.S. and Canada); and
*    Other areas and countries as the adviser may decide from time to time.

The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long-term growth.

The Fund may invest 35% of its total assets in:

*    securities of smaller capitalization companies;
*    debt securities; and
*    other investments.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                   GLOBAL CORPORATE LEADERS FUND
                                                   -----------------------------
     1990                                                    -16.75%
     1991                                                     15.55%
     1992                                                     -3.55%
     1993                                                     31.88%
     1994                                                      1.84%
     1995                                                     10.69%
     1996                                                     16.43%
     1997                                                      6.90%
     1998                                                     19.06%
     1999                                                     39.06%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

4th quarter 1999:  25.16%
3rd quarter 1990: -18.32%

The Fund's year-to-date total return as of June 30, 2000 was down 4.88%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI World Index.

Average Annual Total Returns

                                             Class A (3)    MSCI World Index (4)
                                             -----------    --------------------
One year, ended December 31, 1999              31.06%             25.34%
Five years, ended December 31, 1999            16.54%             20.25%
Ten years, ended December 31, 1999             10.35%             11.96%

----------
(3)  Reflects deduction of sales charge of 5.75%.
(4) The Morgan Stanley Capital International World (MSCI World) Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East.

--------------------------                             ADVISER
INTERNATIONAL EQUITY FUNDS                             PILGRIM INVESTMENTS, INC.
--------------------------

PILGRIM INTERNATIONAL FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors - all in relation to prevailing prices of the securities in each country or region.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests in.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                              INTERNATIONAL FUND
                                                              ------------------
     1994                                                            5.87%
     1995                                                            5.77%
     1996                                                           13.57%
     1997                                                            1.61%
     1998                                                           19.02%
     1999                                                           47.85%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares. The returns in the bar chart are based upon the performance of the Fund's Class A shares, adjusted to reflect the current Class A expenses.

Best and worst quarterly performance during this period:

4th quarter 1999:  27.01%
4th quarter 1997: -10.65%

The Fund's year-to-date total return as of June 30, 2000 was up 0.07%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the MSCI EAFE Index.

Average Annual Total Returns

                                            Class A (3)(4)   MSCI EAFE Index (5)
                                            --------------   -------------------
One year, ended December 31, 1999              39.95%              27.30%
Five years, ended December 31, 1999            15.15%              13.15%
Since inception of Class A (6)                 13.56%              12.30%

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects deduction of sales charge of 5.75%.
(5)  The Morgan Stanley Capital International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(6)  Class A commenced operations on January 3, 1994.

--------------------------                             ADVISER
INTERNATIONAL EQUITY FUNDS                             PILGRIM INVESTMENTS, INC.
--------------------------

PILGRIM WORLDWIDE EMERGING MARKETS FUND

OBJECTIVE

* The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equity equivalents of emerging market companies.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

* Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya, Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

* Asia: Bahrain, Bangladesh, China, Hong Kong, India, Indonesia, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Sri Lanka, Taiwan and Thailand;

* Europe: Croatia, Cyprus, Czech Republic, Estonia, Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

*    The Middle East: Israel, Jordan, Lebanon, Oman and Turkey;

* Latin America: Argentina, Bolivia, Brazil, Chile, Colombia, Ecuador, Mexico, Nicaragua, Peru and Venezuela.

The Adviser considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a "top-down" approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests, or may not favor equities at all.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

INABILITY TO SELL SECURITIES -- securities of emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                 WORLDWIDE EMERGING MARKETS FUND
                                                 -------------------------------
     1990                                                    -14.44%
     1991                                                     24.19%
     1992                                                      3.77%
     1993                                                     63.37%
     1994                                                    -13.81%
     1995                                                     -5.93%
     1996                                                      7.38%
     1997                                                    -11.40%
     1998                                                    -29.06%
     1999                                                    112.58%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) Prior to June 17, 1991, the Fund operated under a different investment objective.

Best and worst quarterly performance during this period:

4th quarter 1999:  78.49%
3rd quarter 1998: -26.18%

The Fund's year-to-date total return as of June 30, 2000 was down 21.32%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the MSCI Emerging Markets Free Index and the MSCI EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                      Class A (4)   MSCI EMF Index (5)   MSCI EAFE Index (6)
                                      -----------   ------------------   -------------------
One year, ended December 31, 1999       100.36%          66.41%                27.30%
Five years, ended December 31, 1999       4.93%           2.00%                13.15%
Ten years, ended December 31, 1999        7.04%          11.05%                 7.33%

----------
(4)  Reflects deduction of sales charge of 5.75%.
(5) The Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.
(6)  The Morgan Stanley Capital International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

--------------------------                   ADVISER
INTERNATIONAL EQUITY FUNDS                   PILGRIM INVESTMENTS, INC.
--------------------------                   SUB-ADVISER
                                             CROSBY ASSET MANAGEMENT (U.S.) INC.

PILGRIM SMALL CAP ASIA GROWTH FUND

OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

INVESTMENT STRATEGY

The Fund will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

The Fund intends to invest primarily in companies which:

     *    have proven management;
     *    are undervalued and under-researched by the investment community;
     *    are within industry sectors with strong growth prospects; and
     * which have potential investment returns that are superior to the Asian market as a whole.

The Fund may invest 35% of its total assets in:

     *    companies with market capitalizations of $1 billion or more;
     *    companies outside the Asia Region (e.g. Australia or New Zealand);
     *    debt securities; and
     *    other investments.

The Fund considers the following countries to be in the Asia Region:(1)

Bangladesh       India           Malaysia               Singapore       Taiwan
China            Indonesia       Pakistan               Sri Lanka       Thailand
Hong Kong        Korea           The Philippines        Vietnam

----------
(1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.

The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the securities in which the Fund invest.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISKS OF THE ASIA-PACIFIC REGION -- the Asia-Pacific region includes countries in various stages of economic, development, including emerging market countries. In 1997 and 1998, securities markets in Asian countries suffered significant downturns and volatility, and currencies lost value in relation to the U.S. dollar. Currency devaluation in any one country may have a significant effect on the entire region. Increased political or social unrest in some or all Asian countries could cause further economic and market uncertainty.

RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a Fund that invests globally. If Asia-Pacific securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

INABILITY TO SELL SECURITIES -- securities of smaller and emerging market companies trade in lower volume and may be less liquid than securities of companies in larger, more established markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                      SMALL CAP ASIA GROWTH FUND
                                                      --------------------------
     1995                                                       -4.39%
     1996                                                       25.50%
     1997                                                      -42.32%
     1998                                                      -19.41%
     1999                                                       57.29%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

2nd quarter 1999:  39.57%
4th quarter 1997: -41.41%

The Fund's year-to-date total return as of June 30, 2000 was down 10.50%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the MSCI Far East Free ex Japan Index and the MSCI EAFE Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                       MSCI FAR EAST FREE
                                     CLASS A (3) (4)   EX JAPAN INDEX (5)   MSCI EAFE INDEX (6)
                                     ---------------   ------------------   -------------------
One year, ended December 31, 1999        48.75%             67.83%               27.30%
Since inception of Class A (7)           -3.66%               .47%               13.99%

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B shares were not offered during the period ended December 31, 1999.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The Morgan Stanley Capital International (MSCI) Far East Free ex Japan Index is an unmanaged index that measures the performance of securities listed on exchanges in the Far East markets except Japan.
(6)  The Morgan Stanley Capital International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(7)  Class A commenced operations on July 3, 1995.

--------------------------                      ADVISER
INTERNATIONAL EQUITY FUNDS                      PILGRIM INVESTMENTS, INC.
--------------------------                      SUB-ADVISER
                                                TROIKA DIALOG ASSET
                                                MANAGEMENT (CAYMAN ISLANDS) LTD.

PILGRIM TROIKA DIALOG RUSSIA FUND

OBJECTIVE

The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity securities of Russian companies.

INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

When the Fund anticipates unusual markets or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF INVESTING IN SECURITIES OF RUSSIAN COMPANIES

The following risks apply to all mutual funds that invest in securities of Russian companies including Pilgrim Troika Dialog Russia Fund.

POLITICAL RISK. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-controlled command system to a more market-oriented democratic model. The Fund may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

MARKET CONCENTRATION AND LIQUIDITY RISK. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Fund's policy on liquidity, it may be difficult for the Fund to buy or sell some securities because of the poor liquidity.

LACK OF RELIABLE FINANCIAL INFORMATION. There may not be available reliable financial information which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards.

UNFAVORABLE ACTIONS. There is the potential for unfavorable action such as expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

SETTLEMENT AND CUSTODY RISK. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Fund's ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Fund may not be able to pursue claims on behalf of the Fund's shareholders.

RISKS OF CONCENTRATION -- because the Fund concentrates on a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If Russian securities fall out of favor, it may cause the Fund to underperform funds that focus on other types of stocks.

LOWER QUALITY DEBT SECURITIES -- Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of securities to make principal and interest payments than with higher-grade debt securities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                       TROIKA DIALOG RUSSIA FUND
                                                       -------------------------
             1996                                               -9.01%
             1997                                               67.50%
             1998                                              -82.99%
             1999                                              159.76%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

Best and worst quarterly performance during this period:

4th quarter 1999:  95.36%
3rd quarter 1998: -64.89%

The Fund's year-to-date total return as of June 30, 2000 was up 2.67%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the Moscow Times Index and the Russian Trading System Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                               RUSSIAN TRADING
                                    CLASS A (3) (4)   MOSCOW TIMES INDEX (5)   SYSTEM INDEX (6)
                                    ---------------   ----------------------   ----------------
One year, ended December 31, 1999       144.82%             243.06%                201.56%
Since inception of Class A (7)          -10.99%              -0.16%                 -6.85%

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B shares were not offered during the period ended December 31, 1999.
(4)  Reflects deduction of sales charge of 5.75%.
(5) The Moscow Times Index is an unmanaged index part of a joint project between S (SKATE) and The Moscow Times newspaper. The index measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.
(6) The Russian Trading System Index is a capitalization weighted index that is calculated in U.S. dollars. The index is comprised of 100 stocks traded on the Russian Trading System.
(7)  Class A commenced operations on July 3, 1996.

------------                                           ADVISER
INCOME FUNDS                                           PILGRIM INVESTMENTS, INC.
------------

PILGRIM GNMA INCOME FUND

OBJECTIVE

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates"). The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

CHANGES IN INTEREST -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                                GNMA INCOME FUND
                                                                ----------------
          1990                                                        9.23%
          1991                                                       15.75%
          1992                                                        5.19%
          1993                                                        8.06%
          1994                                                       -2.07%
          1995                                                       15.91%
          1996                                                        5.71%
          1997                                                       10.20%
          1998                                                        7.52%
          1999                                                        0.58%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

3rd quarter 1991:  5.85%
1st quarter 1994:  -2.42%

The Fund's year-to-date total return as of June 30, 2000 was up 3.85%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                              LEHMAN BROTHERS
                                                              MORTGAGE-BACKED
                                         CLASS A (3) (4)    SECURITIES INDEX (5)
                                         ---------------    --------------------
One year, ended December 31, 1999              -4.20%               1.86%
Five years, ended December 31, 1999             6.83%               7.98%
Ten years, ended December 31, 1999              6.95%               7.78%

----------
(3) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(4)  Reflects deduction of sales charge of 4.75%.
(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that measures.

------------
INCOME FUNDS                                           ADVISER
------------                                           PILGRIM INVESTMENTS, INC.

PILGRIM GLOBAL INCOME FUND

OBJECTIVE

The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

INVESTMENT STRATEGY

The Fund invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

                                                              GLOBAL INCOME FUND
                                                              ------------------
             1990                                                    6.62%
             1991                                                   10.03%
             1992                                                    6.51%
             1993                                                   10.90%
             1994                                                   -6.52%
             1995                                                   20.10%
             1996                                                   13.33%
             1997                                                    5.00%
             1998                                                    8.21%
             1999                                                   -0.31%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.
(3) Prior to December 31, 1994, the Fund operated under a different investment objective.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

2nd quarter 1995:     up 8.76%
1st quarter 1994:   down 6.61%

The Fund's year-to-date total return as of June 30, 2000 was down 0.54%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Global Bond Index.

AVERAGE ANNUAL TOTAL RETURNS

                                                                 LEHMAN BROTHERS
                                                                   GLOBAL BOND
                                           CLASS A (4) (5)          INDEX (6)
                                           ---------------          ---------
One year, ended December 31, 1999              -0.31%               -0.99%
Five years, ended December 31, 1999             9.04%                7.88%
Ten years, ended December 31, 1999              8.51%                8.51%

----------
(4) This table shows the performance of the Class A shares of the Fund. Class B and Class C shares were not offered during the period ended December 31, 1999.
(5)  Reflects deduction of sales charge of 4.75%.
(6)  The Lehman Brothers Global Bond Index is an unmanaged index that measures.

---------------------
PRECIOUS METALS FUNDS                                  ADVISER
---------------------                                  PILGRIM INVESTMENTS, INC.

PILGRIM GOLD FUND

OBJECTIVE

The Fund's investment objective is to attain capital appreciation and hedge against the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

INVESTMENT STRATEGY

Under normal conditions the Fund will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                       GOLD FUND
                                                       ---------
            1990                                        -20.65%
            1991                                         -6.14%
            1992                                        -20.51%
            1993                                         86.96%
            1994                                         -7.28%
            1995                                         -1.89%
            1996                                          7.84%
            1997                                        -42.98%
            1998                                         -6.39%
            1999                                          8.58%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

2nd quarter 1993:     34.36%
4th quarter 1997:    -29.07%

The Fund's year-to-date total return as of June 30, 2000 was down 16.72%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the S&P 500 Index and Gold Bullion.

AVERAGE ANNUAL TOTAL RETURNS

                                                         S&P 500        GOLD
                                          CLASS A (3)   INDEX (4)    BULLION (5)
                                          -----------   ---------    -----------
One year, ended December 31, 1999            2.34%       21.04%         0.85%
Five years, ended December 31, 1999         -5.45%       28.56%        -5.41%
Ten years, ended December 31, 1999         -15.01%       18.21%        -3.14%

----------
(3)  Reflects deduction of sales charge of 5.75%.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(5)  Gold Bullion is a commodity traded on the New York Mercantile Exchange.

---------------------
PRECIOUS METALS FUNDS                                  ADVISER
---------------------                                  PILGRIM INVESTMENTS, INC.

PILGRIM SILVER FUND

OBJECTIVE

The Fund's investment objective is to maximize total return on its assets from long-term growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

INVESTMENT STRATEGY

The Fund will seek to achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Adviser believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

PRECIOUS METALS RISK -- the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly. Precious metal investments have the following characteristics: they earn no income; transaction and storage costs may be higher; and the Fund will realize gain only with an increase in the market price.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging, market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

DEBT SECURITIES -- the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

NON-DIVERSIFICATION RISK -- The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                                     SILVER FUND
                                                     -----------
             1992                                      -19.01%
             1993                                       76.52%
             1994                                       -8.37%
             1995                                       12.37%
             1996                                        2.38%
             1997                                       -8.05%
             1998                                      -29.64%
             1999                                        8.70%

----------
(1) These figures are as of December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as "Class A" shares.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

2nd quarter 1993:    28.47%
4th quarter 1994:   -18.60%

The Fund's year-to-date total return as of June 30, 2000 was down 16.89%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that two broad measures of market performance -- the S&P 500 Index and Silver Bullion.

AVERAGE ANNUAL TOTAL RETURNS

                                                       S&P 500         SILVER
                                        CLASS A (3)   INDEX (4)      BULLION (5)
                                        -----------   ---------      -----------
One year, ended December 31, 1999          2.45%        21.04%          6.49%
Five years, ended December 31, 1999       -5.28%        28.56%          1.91%
Since inception of Class A (6)             1.14%        19.70%          4.08%

----------
(3)  Reflects deduction of sales charge of 5.75%.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.
(5)  Silver Bullion is a commodity traded on the New York Stock Exchange.
(6)  Class A commenced operations on January 2, 1992.

WHAT YOU PAY TO INVEST

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Pilgrim Funds.

Fees you pay directly

                                                CLASS A   CLASS B(1)  CLASS C(1)
                                                -------   ----------  ----------
MAXIMUM SALES CHARGE ON YOUR INVESTMENT
(AS A % OF OFFERING PRICE) %
Equity Funds and Precious Metals Funds           5.75(2)     none        none
Income Funds                                     4.75(2)     none        none

MAXIMUM DEFERRED SALES CHARGE (AS A % OF
  PURCHASE OR SALES PRICE, WHICHEVER IS LESS)
Equity Funds and Precious Metals Funds           None(3)     5.00(4)     1.00(5)
Income Funds                                     None(3)      N/A         N/A

----------
(1)  Not all Funds offer Classes B and C. Please see page 29.
(2)  Reduced for purchases of $50,000 and over. Please see page 30.
(3) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 30.
(4) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 30.
(5)  Imposed upon redemption within 1 year from purchase.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1) (AS A % OF AVERAGE NET ASSETS)

CLASS A

                                              DISTRIBUTION                TOTAL
                                              AND SERVICE                  FUND
                                 MANAGEMENT      (12b-1)       OTHER    OPERATING     FEE WAIVER       NET
         FUND                       FEE           FEES       EXPENSES    EXPENSES   BY ADVISER(2)   EXPENSES
         ----                       ---           ----       --------    --------   -------------   --------
                                                              C>
Growth and Income            %      0.62          0.25        0.25       1.29            --          1.29
Global Corporate Leaders     %      1.00          0.25        0.42       1.67            --          1.67
International                %      1.00          0.25          --         --            --            --
Worldwide Emerging Markets   %      1.00          0.25        0.73       1.98            --          1.98
SmallCap Asia Growth         %      1.25          0.25        0.95       2.45            --          2.45
Troika Dialog Russia         %      1.25          0.25        0.25       1.74            --          1.74
GNMA Income                  %      0.54          0.25          --         --            --            --
Global Income                %      1.00          0.25          --         --            --            --
Gold                         %      0.96          0.25        0.46       1.66            --          1.66
Silver                       %      1.00          0.25        0.55       1.80            --          1.80

WHAT YOU PAY TO INVEST

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS B (4)

                                              DISTRIBUTION                TOTAL
                                              AND SERVICE                  FUND
                                 MANAGEMENT      (12b-1)       OTHER    OPERATING     FEE WAIVER       NET
         FUND                       FEE           FEES       EXPENSES    EXPENSES   BY ADVISER(2)   EXPENSES
         ----                       ---           ----       --------    --------   -------------   --------
Growth and Income            %      0.62          1.00         0.25        2.04          --            2.04
International                %      1.00          1.00         0.70        2.70          --            2.70
SmallCap Asia Growth         %      1.25          1.00         0.95        3.20          --            3.20
GNMA Income                  %      0.54          1.00         0.38        1.92          --            1.92
Global Income                %      1.00          1.00         0.51        2.51          --            2.51

CLASS C (4)

                                              DISTRIBUTION                TOTAL
                                              AND SERVICE                  FUND
                                 MANAGEMENT      (12b-1)       OTHER    OPERATING     FEE WAIVER       NET
         FUND                       FEE           FEES       EXPENSES    EXPENSES   BY ADVISER(2)   EXPENSES
         ----                       ---           ----       --------    --------   -------------   --------
Growth and Income            %      0.63          1.00         0.41        2.04          --            2.04
International                %      1.00          1.00         0.70        2.70          --            2.70
GNMA Income                  %      0.54          1.00         0.38        1.92          --            1.92
Global Income                %      1.00          1.00         0.51        2.51          --            2.51

----------
(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the adviser has agreed for each Fund except Global Corporate Leaders, International, Worldwide Emerging Markets, SmallCap Asia, Troika Dialog Russia, Gold and Silver Funds. For those Funds, estimated operating expenses are based on estimated contractual operating expenses commencing with Pilgrim Investments' Management of these Funds.
(2) Pilgrim Investments has entered into expense limitation agreements with each Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to Pilgrim Investments within three years.
(3) Because Class B shares are new for International, Troika Dialog Russia and SmallCap Asia Growth Funds, their expenses are estimated on Class A expenses.
(4) Because Class C shares are new for International Fund, expenses are estimated based on Class A expenses.

WHAT YOU PAY TO INVEST

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                           1 YEAR       3 YEARS       5 YEARS      10 YEARS
----                           ------       -------       -------      --------
Growth and Income               699           960          1,242         2,042
Global Corporate Leaders        735         1,071          1,430         2,438
International                   762         1,152          1,567         2,719
Worldwide Emerging Markets      764         1,161          1,581         2,749
SmallCap Asia Growth            809         1,295          1,805         3,201
Troika Dialog Russia            742         1,091          1,464         2,509
GNMA Income                     589           829          1,038         1,828
Global Income                   645         1,003          1,384         2,450
Gold                            734         1,068          1,425         2,427
Silver                          747         1,109          1,494         2,569

CLASS B

                                IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                         ---------------------------------------     --------------------------------------

FUND                     1 YEAR  3 YEARS   5 YEARS    10 YEARS       1 YEAR   3 YEARS  5 YEARS   10 YEARS
----                     ------  -------   -------    --------       ------   -------  -------   --------
Growth and Income        707     940       1,242       2,176           207      640     1,098      2,176
International            773   1,138       1,630       2,851           244      751     1,285      2,566
SmallCap Asia Growth     823   1,286       1,874       3,331           323      986     1,674      3,331
GNMA Income              695     903       1,237       2,048           195      603     1,037      2,048
Global Income            754   1,082       1,535       2,662           254      782     1,335      2,662

CLASS C

                                IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                         ---------------------------------------     --------------------------------------

FUND                     1 YEAR  3 YEARS   5 YEARS    10 YEARS       1 YEAR   3 YEARS  5 YEARS   10 YEARS
----                     ------  -------   -------    --------       ------   -------  -------   --------
Growth and Income         307      640      1,098      2,369           207      640     1,098      2,369
International             373      838      1,430      3,032           273      838     1,430      3,032
GNMA Income               295      603      1,037      2,243           195      603     1,037      2,243
Global Income             354      782      1,335      2,846           254      782     1,335      2,846

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

PILGRIM PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to three separate classes of shares: Class A, Class B, and Class C.

CLASS A

     *    Front-end sales charge, as described on the next page.
     *    Distribution and service (12b-1) fees of 0.25%.

CLASS B

     * No front-end sales charge; all your money goes to work for you right away.
     *    Distribution and service (12b-1) fees of 1%.
     *    A contingent deferred sales charge, as described on the next page.
     * Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
     * Not offered by Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, Global Technology Fund, Gold Fund and Silver Fund.

CLASS C

     * No front-end sales charge; all your money goes to work for you right away.
     *    Distribution and service (12b-1) fees of 1%.
     * A 1% contingent deferred sales charge on shares sold within one year of purchase.
     * No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
     * Not offered by Global Corporate Leaders Fund, Worldwide Emerging Markets Fund, SmallCap Asia Growth Fund, Troika Dialog Russia Fund, Gold Fund and Silver Fund.

When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the contingent deferred sales charge. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Orders for Class B shares in excess of $250,000 will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

SALES CHARGE CALCULATION

CLASS A (1)

Class A shares of the Funds are sold subject to the following sales charge:

                               EQUITY FUNDS AND
                             PRECIOUS METAL FUNDS             INCOME FUNDS
                           -----------------------      -----------------------
YOUR INVESTMENT             AS A %                       AS A %
---------------             OF THE       AS A %          OF THE       AS A %
                           OFFERING      OF NET         OFFERING      OF NET
                            PRICE      ASSET VALUE       PRICE      ASSET VALUE
                            -----      -----------       -----      -----------
Less than $50,000            5.75         6.10            4.75         4.99
$50,000 - $99,999            4.50         4.71            4.50         4.71
$100,000 - $249,999          3.50         3.63            3.50         3.63
$250,000 - $499,999          2.50         2.56            2.50         2.56
$500,000 - $1,000,000        2.00         2.04            2.00         2.04
$1,000,000 and over        See below                    See below

----------
(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a contingent deferred sales charge if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                                             PERIOD DURING WHICH
YOUR INVESTMENT                                     CDSC         CDSC APPLIES
---------------                                     ----         ------------
$1,000,000 to $2,499,999                            1.00%          2 years
$2,500,000 to $4,999,999                            0.50%          1 year
$5,000,000 and over                                 0.25%          1 year

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a contingent deferred sales charge (CDSC) on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                CDSC ON SHARES
      YEARS AFTER PURCHASE                        BEING SOLD
      --------------------                        ----------

      1st year                                        5%
      2nd year                                        4%
      3rd year                                        3%
      4th year                                        3%
      5th year                                        2%
      6th year                                        1%
      After 6th year                                 none

CLASS C DEFERRED SALES CHARGE

                                                CDSC ON SHARES
      YEARS AFTER PURCHASE                        BEING SOLD
      --------------------                        ----------

      1st year                                        1%
      After 1st year                                 none

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SHAREHOLDER GUIDE -- CHOOSING A SHARE CLASS

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end Pilgrim Fund you already own to the amount of your next purchase for purposes of calculating the sales charge.

COMBINATION PRIVILEGE -- shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the Statement of Additional Information for details, or contact your financial representative or the Shareholder Servicing Agent for more information.

CDSC Waivers. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

     * redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

     * for Class B shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

     *    mandatory distributions from a tax-deferred retirement plan or an IRA.

     * If you think you may be eligible for a CDSC waiver, contact your financial representative or the Shareholder Servicing Agent.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or the Shareholder Servicing Agent. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact the Shareholder Servicing Agent, or see the Statement of Additional Information.

SHAREHOLDER GUIDE -- HOW TO PURCHASE SHARES

The minimum initial investment amounts for the Pilgrim Funds are as follows:

     *    Non-retirement accounts: $1,000
     *    Retirement accounts: $250
     * Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Pilgrim Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000.00 ($250.00 for IRA's).

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. Investors Fiduciary Trust Company (IFTC) acts as the custodian under these plans. For further information, contact the Shareholder Servicing Agent at (800) 992-0180. IFTC currently receives a $12 custodial fee annually for the maintenance of such accounts.

                               INITIAL                       ADDITIONAL
    METHOD                    INVESTMENT                     INVESTMENT
    ------                    ----------                     ----------
By Contacting     An investment professional with an    Visit or consult an
Your Investment   authorized firm can help you          investment professional.
Professional      establish and maintain your account.

By Mail           Visit or consult an investment        Fill out the Account
                  professional. Make your check         Additions form included
                  payable to the Pilgrim Funds and      on the bottom of your
                  mail it, along with a completed       account statement along
                  Application. Please indicate your     with your check payable
                  investment professional on the New    to the Fund and mail
                  Account Application                   them to the address on
                                                        the account statement.
                                                        Remember to write your
                                                        account number on the
                                                        check.

By Wire           Call the Pilgrim Operations           Wire the funds in the
                  Department at (800) 336-3436 to       same manner described
                  obtain an account number and          under "Initial
                  indicate your investment              Investment."
                  professional on the account.
                  Instruct your bank to wire funds to
                  the Fund in the care of: Investors
                  Fiduciary Trust Co.
                  ABA #101003621 Kansas City, MO credit
                  to: ___________ (the Fund) A/C
                  #751-8315; for further credit to:
                  _________________ Shareholder A/C
                  #_________________ (A/C # you received
                  over the telephone) Shareholder Name:
                  -----------------------
                  (Your Name Here)
                  After wiring funds you
                  must complete the Account Application
                  and send it to:
                  Pilgrim Funds
                  P.O.  Box 219368
                  Kansas City, MO
                  64121-6368

SHAREHOLDER GUIDE -- HOW TO REDEEM SHARES

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

     *    Your account must have a current value of at least $10,000.
     *    Minimum withdrawal amount is $100.
     * You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the Statement of Additional Information.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

         METHOD                              PROCEDURES
         ------                              ----------
By Contacting Your          You may redeem by contacting your investment
Investment Professional     professional. Investment professionals may charge
                            for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                            Pilgrim Funds
                            P.O.  Box 219368
                            Kansas City, MO 64121-6368
                            If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone --             You may redeem shares by telephone on all accounts
Expedited Redemption        other than retirement accounts, unless you check the
                            box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call the Shareholder Servicing
                            Agent at (800) 992-0180.

                            Receiving Proceeds By Check:

                            You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                            Receiving Proceeds By Wire:

                            You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

SHAREHOLDER GUIDE -- TRANSACTION POLICIES

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

SHAREHOLDER GUIDE -- TRANSACTION POLICIES

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

MANAGEMENT OF THE FUNDS                                                  ADVISER

Pilgrim Investments, Inc. ("Pilgrim") serves as the investment adviser to each of the Funds. Pilgrim has overall responsibility for the management of the Funds. Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, Pilgrim is registered as an investment adviser. As of June 30, 2000, Pilgrim managed over $16.6 billion in assets. Pilgrim acquired certain assets of previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995, May 21, 1999 and July 26, 2000. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits, products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Management, Inc., the parent company of Lexington, and it was merged into Pilgrim's parent company, Pilgrim Capital Corporation.

Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

        FUND                                               ADVISORY FEE
        ----                                               ------------
        Growth and Income                                      0.63%
        Global Corporate Leaders                               1.00%
        International                                          1.00%
        Worldwide Emerging Markets                             1.00%
        SmallCap Asia Growth                                   1.25%
        Troika Dialog Russia                                   1.25%
        GNMA Income                                            0.60%
        Global Income                                          1.00%
        Goldfund                                               1.00%
        Silver                                                 1.00%

Pilgrim Directly Manages the Portfolios of the Following Funds:

PILGRIM GROWTH AND INCOME FUND

ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. Mr. Wapnick is the lead manager for Pilgrim Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

PILGRIM GLOBAL CORPORATE LEADERS FUND

The following individuals share responsibility for the day-to-day management of the Global Corporate Leaders Fund:

RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. He is the lead manager of an investment management team for Pilgrim International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has thirteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund and Pilgrim International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has twelve years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK. Please see biography under Pilgrim Growth and Income Fund.

PILGRIM INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:

RICHARD T. SALER. Please see biography under Pilgrim Global Corporate Leaders Fund.

PHILLIP A. SCHWARTZ, CFA. Please see biography under Pilgrim Global Corporate Leaders Fund.

PILGRIM GNMA INCOME FUND

DENIS P. JAMISON, CFA. Mr. Jamison manages the Pilgrim GNMA Income Fund, Lexington Money Market Trust and Pilgrim Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

ROSEANN G. MCCARTHY. Ms. McCarthy is a co-manager of the Pilgrim GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

PILGRIM GLOBAL INCOME FUND

DENIS P. JAMISON, CFA. Please see biography under Pilgrim GNMA Income Fund.

PILGRIM GOLDFUND

JAMES A. VAIL, CFA. Mr. Vail manages the Pilgrim Goldfund and the Pilgrim Silver Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 25 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

PILGRIM SILVER FUND

JAMES A. VAIL, CFA. Please see biography under Pilgrim Goldfund.

SUB-ADVISERS

PILGRIM SMALL CAP ASIA GROWTH FUND.

Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Pilgrim Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Pilgrim Small Cap Asia Growth Fund.

CHRISTINA LAM. Ms. Lam is the lead manager on a portfolio management team that manages the Pilgrim Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Pilgrim Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

PILGRIM TROIKA DIALOG RUSSIA FUND.

Troika Dialog Asset Management (Cayman Islands) Ltd. ("TDAM") is the sub-adviser of Pilgrim Troika Dialog Russia Fund. TDAM is located at Troika Dialog Asset Management (Caymen Islands), Ltd. Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Pilgrim Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow.

TIMOTHY D. MCCARTHY is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

RUBEN VARDANIAN is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

PAVEL TEPLUKHIN. Dr. Teplukhin is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/ Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

OLEG LARICHEV is a member of the portfolio management team that manages the Pilgrim Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

DIVIDENDS, DISTRIBUTIONS DIVIDENDS/TAXES AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

      ANNUALLY (1)            SEMI-ANNUALLY(1)      QUARTERLY(2)     MONTHLY(3)
      ------------            ----------------      ------------     ----------
                              Growth and Income
Global Corporate Leaders
International
Worldwide Emerging Markets
SmallCap Asia Growth
Troika Dialog Russia
                                                                     GNMA Income
                                                    Global Income
Gold
Silver

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.
(3)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, B or C shares of a Fund invested in another Pilgrim Fund which offers the same class shares. If you are a shareholder of Pilgrim Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end Pilgrim Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this prospectus and in the Statement of Additional Information are discretionary, which means that the adviser or sub-adviser can decide whether to use them or not. The adviser or sub-adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

MORE INFORMATION ABOUT RISKS

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES -- some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORE INFORMATION ABOUT RISKS

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Each Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of independent auditors for each Fund, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                U.S. EQUITY FUND

                             GROWTH AND INCOME FUND

PER SHARE OPERATING PERFORMANCE                       1999        1998        1997        1996        1995
                                                    --------    --------    --------    --------    --------
Net Asset Value, Beginning of Period                $  21.91    $  20.27    $  18.56    $  15.71    $  14.36
  Net investment income (loss)                          0.05          --        0.05        0.07        0.22
  Net realized and unrealized gain (loss) from
  investment operations                                 3.33        4.30        5.46        4.08        3.00
  Total income (loss) from investment operations
  Less distributions:                                   3.38        4.30        5.51        4.15        3.22
   Distributions from net investment income            (0.05)         --       (0.07)      (0.13)      (0.22)
   Distributions in excess of net investment
   income                                                 --          --          --          --          --
   Distributions from net realized gains               (2.86)      (2.66)      (3.73)      (1.17)      (1.65)
   Distributions in excess of net realized gains          --          --          --          --          --
                                                    --------    --------    --------    --------    --------
Total distributions                                    (2.91)      (2.66)      (3.80)      (1.30)      (1.87)
Net asset value, end of period                      $  22.38    $  21.91    $  20.27    $  18.56    $  15.71
                                                    --------    --------    --------    --------    --------

TOTAL RETURN                                           15.54%      21.42%      30.36%      26.46%      22.57%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)             $254,532    $245,790    $228,037    $200,309    $138,901
  Ratio of expenses to average net assets,
   before reimbursement or waiver                       0.95%       1.16%       1.17%       1.13%       1.09%
  Ratio of expenses to average net assets, net
   of reimbursement or waiver                           0.95%       1.16%       1.17%       1.13%       1.09%
  Ratio of net investment income (loss) to
   average net assets, before reimbursement or
   waiver                                               0.21%       0.06%       0.21%       0.43%       1.38%
  Ratio of net investment income (loss) to
   average net assets, net of reimbursement or
   waiver                                               0.21%       0.06%       0.21%       0.43%       1.38%
  Portfolio Turnover Rate                              86.31%      63.20%      88.15%     101.12%     159.94%

                           INTERNATIONAL EQUITY FUNDS

                          GLOBAL CORPORATE LEADERS FUND

PER SHARE OPERATING PERFORMANCE                          1999       1998       1997       1996       1995
                                                        -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period                    $  9.46    $ 10.59    $ 11.28    $ 11.32    $ 11.17
  Net investment income (loss)                            (0.02)      0.99       0.03       0.01       0.09
  Net realized and unrealized gain (loss) from
   investment operations                                   3.67       1.02       0.73       1.84       1.10
  Total income (loss) from investment operations           3.65       2.01       0.76       1.85       1.19
  Less distributions:
   Distributions from net investment income               (0.74)     (0.80)     (0.09)     (0.16)     (0.29)
   Distributions in excess of net investment income          --         --         --         --      (0.13)
   Distributions from net realized gains                  (0.08)     (2.34)     (1.36)     (1.73)     (0.62)
   Distributions in excess of net realized gains             --         --         --         --         --
Total distributions                                       (0.82)     (3.14)     (1.45)     (1.89)     (1.04)
Net asset value, end of period                          $ 12.29    $  9.46    $ 10.59    $ 11.28    $ 11.32
                                                        -------    -------    -------    -------    -------

TOTAL RETURN                                              39.06%     19.06%      6.90%     16.43%     10.69%

RATIOS/SUPPLEMENTAL DATA
  Net asset, end of period (thousands)                  $19,617    $17,803    $35,085    $37,223    $53,614
  Ratio of expenses to average net assets, before
  reimbursement or waiver                                  1.96%      2.12%      1.75%      1.90%      1.67%
  Ratio of expenses to average net assets, net of
  reimbursement or waiver                                  1.96%      2.12%      1.75%      1.90%      1.67%
  Ratio of net investment income (loss) to average
  net assets, before reimbursement or waiver              (0.65)%    (0.06)%     0.23%      0.11%      0.48%
  Ratio of net investment income (loss) to average
  net assets, net of reimbursement or waiver              (0.65)%    (0.06)%     0.23%      0.11%      0.48%
  Portfolio Turnover Rate                                 12.76%    137.33%    177.48%    128.05%    166.35%

                               INTERNATIONAL FUND

PER SHARE OPERATING PERFORMANCE                       1999       1998       1997       1996       1995
                                                     -------    -------    -------    -------    -------
Net Asset Value, Beginning of Period                 $ 11.61    $ 10.10    $ 10.86    $ 10.60    $ 10.37
  Net investment income (loss)                         (0.01)      0.17       0.07      (0.02)     (0.01)
  Net realized and unrealized gain (loss) from
  investment operations                                 5.46       1.74       0.10       1.45       0.61
  Total income (loss) from investment operations        5.45       1.91       0.17       1.43       0.60
  Less distributions:
   Distributions from net investment income            (0.03)     (0.06)     (0.13)     (0.20)        --
   Distributions in excess of net investment income       --         --         --         --      (0.35)
   Distributions from net realized gains               (3.58)     (0.34)     (0.80)     (0.97)     (0.02)
   Distributions in excess of net realized gains          --         --         --         --         --
Total distributions                                    (3.61)     (0.40)     (0.93)     (1.17)     (0.37)
Net asset value, end of period                       $ 13.45    $ 11.61    $ 10.10    $ 10.86    $ 10.60
                                                     -------    -------    -------    -------    -------

TOTAL RETURN                                           47.85%     19.02%      1.61%     13.57%      5.77%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)              $25,304    $24,000    $19,949    $18,891    $17,855
  Ratio of expenses to average net assets, before
   reimbursement or waiver                              1.98%      2.25%      2.15%      2.45%      2.46%
  Ratio of expenses to average net assets, net of
   reimbursement or waiver                              1.98%      1.75%      1.75%      2.45%      2.46%
  Ratio of net investment income (loss) to average
   net assets, before reimbursement or waiver          (0.21)%    (0.16)%     0.13%     (0.39)%    (0.12)%
  Ratio of net investment income (loss) to average
   net assets, net of reimbursement or waiver          (0.21)%     0.35%      0.53%     (0.39)%    (0.12)%
  Portfolio Turnover Rate                             143.82%    143.67%    122.56%    113.55%    137.72%

                         WORLDWIDE EMERGING MARKETS FUND

PER SHARE OPERATING PERFORMANCE                           1999       1998       1997        1996        1995
                                                        --------    -------   --------    --------    --------
Net Asset Value, Beginning of Period                    $   7.13    $ 10.18   $  11.49    $  10.70    $  11.47
  Net investment income (loss)                             (0.05)      0.12       0.01          --        0.08
  Net realized and unrealized gain (loss) from
  investment operations                                     8.05      (3.08)     (1.32)       0.79       (0.76)
  Total income (loss) from investment operations            8.00      (2.96)     (1.31)       0.79       (0.68)
  Less distributions:
   Distributions from net investment income                (0.03)     (0.09)        --          --       (0.08)
   Distributions in excess of net investment income           --         --         --          --       (0.01)
   Distributions from net realized gains                      --         --         --          --          --
                                                        --------    -------   --------    --------    --------
   Distributions in excess of net realized gains              --         --         --          --          --
Total distributions                                        (0.03)     (0.09)        --          --       (0.09)
Net asset value, end of period                          $  15.10    $  7.13   $  10.18    $  11.49    $  10.70
                                                        --------    -------   --------    --------    --------

TOTAL RETURN                                              112.58%    (29.06)%   (11.40)%      7.38%      (5.93)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)                 $154,994    $65,323   $137,686    $254,673    $265,544
  Ratio of expenses to average net assets, before
   reimbursement or waiver                                  2.00%      1.85%      1.82%       1.76%       1.88%
  Ratio of expenses to average net assets, net of
   reimbursement or waiver                                  2.00%      1.85%      1.82%       1.76%       1.88%
  Ratio of net investment income (loss) to average net
   assets, before reimbursement or waiver                   0.66%      1.14%      0.09%      (0.01)%      0.70%
  Ratio of net investment income (loss) to average net
   assets, net of reimbursement or waiver                   0.66%      1.14%      0.09%      (0.01)%      0.70%
  Portfolio Turnover Rate                                 184.39%    107.19%    112.05%      86.26%      92.85%

                           SMALL CAP ASIA GROWTH FUND

PER SHARE OPERATING PERFORMANCE                        1999       1998       1997       1996      1995(a)
                                                      -------    -------    -------    -------    ------
Net Asset Value, Beginning of Period                  $  5.69    $  7.06    $ 12.24    $  9.76    $10.00
  Net investment income (loss)                          (0.10)        --      (0.05)     (0.05)     0.02
  Net realized and unrealized gain (loss) from
    investment operations                                3.36      (1.37)     (5.13)      2.54     (0.24)
  Total income (loss) from investment operations         3.26      (1.37)     (5.18)      2.49     (0.22)
  Less distributions:
    Distributions from net investment income               --         --         --         --     (0.02)
    Distributions in excess of net investment income       --         --         --      (0.01)       --
    Distributions from net realized gains                  --         --         --         --        --
    Distributions in excess of net  realized gains         --         --         --         --        --
Total distributions                                        --         --         --      (0.01)    (0.02)
Net asset value, end of period                        $  8.95    $  5.69    $  7.06    $ 12.24    $ 9.76
                                                      -------    -------    -------    -------    ------

  TOTAL RETURN                                          57.29%    (19.41)%   (42.32)%    25.50%    (4.39)%*

RATIOS/SUPPLEMENTAL DATA
  Net asset, end of period (thousands)                $14,392    $18,278    $13,867    $23,796    $8,936
  Ratio of expenses to average net assets, before
    reimbursement or waiver                              3.00%      2.86%      2.30%      2.64%     3.51%*
  Ratio of expenses to average net assets, net of
    reimbursement or waiver                              2.50%      2.50%      2.30%      2.42%     1.75%*
  Ratio of net investment income (loss)to average
    net assets, before reimbursement or waiver          (1.56)%    (0.57)%    (0.32)%    (0.86)%   (1.24)%*
  Ratio of net investment income (loss)to average
    net assets, net of reimbursement or waiver          (1.05)%    (0.21)%    (0.32)%    (0.64)%    0.52%*
  Portfolio Turnover Rate                              172.89%    193.48%    187.41%    176.49%    40.22%*

----------
*    Annualized.
(a)  SmallCap Fund commenced operations on January 2, 1996.
(b)  Small Cap Asia Growth Fund commenced operations on July 3, 1995.

                            TROIKA DIALOG RUSSIA FUND

PER SHARE OPERATING PERFORMANCE                              1999        1998         1997        1996(b)
                                                           -------     -------     ---------    ----------
Net Asset Value, Beginning of Period                       $  2.64     $ 17.50     $   11.24    $    12.12
   Net investment income (loss)                               0.18        0.15         (0.01)        (0.05)
   Net realized and unrealized gain (loss) from
    investment operations                                     3.99      (14.70)         7.57         (0.51)
   Total income (loss) from investment operations             4.17      (14.55)         7.56         (0.56)
   Less distributions:
     Distributions from net investment income                (0.07)      (0.07)           --            --
     Distributions in excess of net investment income           --          --            --            --
     Distributions from net realized gains                      --       (0.24)        (1.30)        (0.32)
     Distributions in excess of net realized gains              --          --            --            --
Total distributions                                          (0.07)      (0.31)        (1.30)        (0.32)
Net asset value, end of period                             $  6.74     $  2.64     $   17.50    $    11.24
                                                           -------     -------     ---------    ----------

TOTAL RETURN                                                159.76%     (82.99)%       67.50%        (9.01)%*

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (thousands)                   $59,011     $19,147     $ 137,873    $   13,846
   Ratio of expenses to average net assets, before
    reimbursement or waiver                                 3.32%#        2.64%       2.89%#       5.07%*#
   Ratio of expenses to average net assets, net of
    reimbursement or waiver                                 2.23%#        1.84%       1.85%#       2.65%*#
   Ratio of net investment income (loss) to average net
    assets, before reimbursement or waiver                  3.30%#        0.57%     (1.14)%#     (3.69)%*#
   Ratio of net investment income (loss) to average net
    assets, net of reimbursement or waiver                  4.39%#        1.36%     (0.11)%#     (1.27)%*#
   Portfolio Turnover Rate                                   91.14%      65.76%        66.84%       115.55%

----------
*    Annualized.
#    (before, or net of) reimbursement or waiver or redemption fee proceeds.
(c) The Fund's commencement of operations was June 3, 1996 with the investment of its initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

                                GNMA INCOME FUND

PER SHARE OPERATING PERFORMANCE                         1999         1998         1997         1996         1995
                                                      --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period                  $   8.53     $   8.40     $   8.12     $   8.19     $   7.60
  Net investment income (loss)                            0.50         0.48         0.51         0.53         0.58
  Net realized and unrealized gain (loss) from
   investment operations                                 (0.45)        0.13         0.29        (0.08)        0.59
  Total income (loss) from investment operations          0.05         0.61         0.80         0.45         1.17
  Less distributions:
   Distributions from net investment income              (0.50)       (0.48)       (0.52)       (0.52)       (0.58)
   Distributions in excess of net investment income         --           --           --           --           --
   Distributions from net realized gains                    --           --           --           --           --
   Distributions in excess of net  realized gains           --           --           --           --           --
Total distributions                                      (0.50)       (0.48)       (0.52)       (0.52)       (0.58)
Net asset value, end of period                        $   8.08     $   8.53     $   8.40     $   8.12     $   8.19
                                                      --------     --------     --------     --------     --------

TOTAL RETURN                                              0.58%        7.52%       10.20%        5.71%       15.91%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)               $376,580     $273,591     $158,071     $133,777     $130,681
  Ratio of expenses to average net assets, before
   reimbursement or waiver                                0.99%        1.01%        1.01%        1.05%        1.01%
  Ratio of expenses to average net assets, net of
   reimbursement or waiver                                0.99%        1.01%        1.01%        1.05%        1.01%
  Ratio of net investment income (loss) to average
   net assets, before reimbursement or waiver             6.04%        5.85%        6.28%        6.56%        7.10%
  Ratio of net investment income (loss) to average
   net assets, net of reimbursement or waiver             6.04%        5.85%        6.28%        6.56%        7.10%
  Portfolio Turnover Rate                                25.10%       54.47%      134.28%      128.76%       30.69%

                               GLOBAL INCOME FUND

PER SHARE OPERATING PERFORMANCE                      1999        1998        1997        1996        1995
                                                    -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period                $ 10.36     $ 10.58     $ 11.22     $ 10.75     $  9.80
  Net investment income (loss)                         1.16        0.90        1.04        1.01        0.96
  Net realized and unrealized gain (loss) from
  investment operations                               (1.20)      (0.07)      (0.50)       0.36        0.95
  Total income (loss) from investment operations       0.04        0.83        0.54        1.37        1.91
  Less distributions:
   Distributions from net investment income           (0.82)      (0.87)      (0.91)      (0.86)      (0.96)
   Distributions in excess of net investment
     income                                              --          --          --          --          --
   Distributions from net realized gains              (0.05)      (0.18)      (0.27)      (0.04)         --
                                                                -------     -------     -------     -------
   Distributions in excess of net realized gains         --          --          --          --          --
Total distributions                                   (0.87)      (1.05)      (1.18)      (0.90)      (0.96)
Net asset value, end of period                      $  9.45     $ 10.36     $ 10.58     $ 11.22     $ 10.75
                                                    -------     -------     -------     -------     -------

TOTAL RETURN                                          (0.31)%      8.21%       5.00%      13.33%      20.10%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)             $31,696     $36,407     $23,668     $29,110     $12,255
  Ratio of expenses to average net assets, before
  reimbursement or waiver                              1.86%       1.89%       2.17%       2.33%       3.07%
  Ratio of expenses to average net assets, net of
  reimbursement or waiver                              1.86%       1.50%       1.50%       1.50%       2.75%
  Ratio of net investment income (loss) to
  average net assets, before reimbursement or
  waiver                                              11.52%      10.99%       8.99%       9.49%       9.48%
  Ratio of net investment income (loss) to
  average net assets, net of reimbursement or
  waiver                                              11.52%      11.38%       9.66%      10.32%       9.80%
  Portfolio Turnover Rate                             24.56%      45.25%     117.94%      71.83%     164.72%

                                    GOLD FUND

PER SHARE OPERATING PERFORMANCE                     1999       1998       1997        1996         1995
                                                   -------    -------    -------    --------     --------
Net Asset Value, Beginning of Period               $  3.03    $  3.24    $  5.97    $   6.24     $   6.37
  Net investment income (loss)                       (0.01)        --         --        0.02           --
  Net realized and unrealized gain (loss) from
  investment operations                               0.27      (0.21)     (2.52)       0.50        (0.12)
  Total income (loss) from investment operations      0.26      (0.21)     (2.52)       0.52        (0.12)
  Less distributions:
   Distributions from net investment income             --         --      (0.21)      (0.79)       (0.01)
   Distributions in excess of net investment
     income                                             --         --         --          --           --
   Distributions from net realized gains                --         --         --          --           --
   Distributions in excess of net realized gains        --         --         --          --           --
Total distributions                                     --         --      (0.21)      (0.79)       (0.01)
Net asset value, end of period                     $  3.29    $  3.03    $  3.24    $   5.97     $   6.24
                                                   -------    -------    -------    --------     --------

TOTAL RETURN                                          8.58%     (6.39)%   (42.98)%      7.84%       (1.89)%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)            $72,516    $50,841    $53,707    $109,287     $135,779
  Ratio of expenses to average net assets,
   before reimbursement or waiver                     1.94%      1.74%      1.65%       1.60%        1.70%
  Ratio of expenses to average net assets, net
   of reimbursement or waiver                         1.94%      1.74%      1.65%       1.60%        1.70%
  Ratio of net investment income (loss) to
   average net assets, before reimbursement or
   waiver                                            (0.02)%     0.08%      0.17%      (0.32)%       0.07%
  Ratio of net investment income (loss) to
   average net assets, net of reimbursement or
   waiver                                            (0.02)%     0.08%      0.17%      (0.32)%       0.07%
  Portfolio Turnover Rate                            78.55%     28.93%     38.32%      31.04%       40.41%

                                   SILVER FUND

PER SHARE OPERATING PERFORMANCE                 1999      1998(c)      1998(d)      1997(d)      1996(d)      1995(d)
                                               -------    -------      -------      -------      -------      -------
Net Asset Value, Beginning of Period           $  2.73    $  3.26      $  3.95      $  4.46      $  4.00      $  3.92
  Net investment income (loss)                    0.01      (0.01)       (0.02)       (0.04)       (0.03)       (0.03)
  Net realized and unrealized gain (loss)
   from investment operations                     0.23      (0.52)       (0.66)       (0.43)        0.51         0.11
  Total income (loss) from investment
   operations                                     0.24      (0.53)       (0.68)       (0.47)        0.48         0.08
  Less distributions:
    Distributions from net investment income     (0.01)        --           --           --           --           --
    Distributions in excess of net investment
     income                                                    --           --        (0.01)       (0.04)       (0.02)
    Distributions from net realized gains           --         --           --           --           --           --
    Distributions in excess of net realized
     gains                                          --         --           --           --           --           --
Total distributions                              (0.01)        --        (0.01)       (0.04)       (0.02)          --
Net asset value, end of period                 $  2.96    $  2.73      $  3.26      $  3.95      $  4.46      $  4.00
                                               -------    -------      -------      -------      -------      -------

TOTAL RETURN                                      8.70%    (16.26)%     (17.32)%     (10.76)%      12.02%        2.04%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (thousands)        $25,413    $25,560      $34,921      $42,035      $73,945      $65,517
  Ratio of expenses to average net assets,
   before reimbursement or waiver                 2.11%      2.37%*       1.90%        1.96%        1.73%        1.82%
  Ratio of expenses to average net assets,
   net of reimbursement or waiver                 2.11%      2.37%*       1.90%        1.96%        1.73%        1.82%
  Ratio of net investment income (loss) to
   average net assets, before reimbursement
   or waiver                                      0.49%     (0.61)%*     (0.54)%      (0.78)%      (0.72)%      (0.83)%
  Ratio of net investment income (loss) to
   average net assets, net of reimbursement
   or waiver                                      0.49%     (0.61)%*     (0.54)%      (0.78)%      (0.72)%      (0.83)%
  Portfolio Turnover Rate                        29.44%      5.68%       28.78%       18.76%       44.30%       44.22%

----------
*    Annualized.
(e) Six month period ended December 31, 1998. The Fund changed its fiscal year-end from June 30th to December 31st.
(f)  Fiscal year-end June 30th.

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Pilgrim Funds in our:

ANNUAL/SEMIANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Pilgrim Funds. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/semiannual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds 40 North Central Avenue, Suite 1200 Phoenix, AZ 85004

1-800-992-0180

Or visit our website at www.pilgrimfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:

       Pilgrim Growth and Income Fund                       811-0865
       Pilgrim Global Corporate Leaders Fund                811-5113
       Pilgrim International Fund                           811-8172
       Pilgrim Worldwide Emerging Markets Fund              811-1838
       Pilgrim SmallCap Asia Growth Fund                    811-7287
       Pilgrim Troika Dialog Russia Fund                    811-7587
       Pilgrim GNMA Income Fund                             811-2401
       Pilgrim Global Income Fund                           811-4675
       Pilgrim Gold Fund                                    811-2881
       Pilgrim Silver Fund                                  811-4111

PILGRIM(SM)

FUNDS FOR SERIOUS INVESTORS

                                                     Prospectus
                                                     Class Q
                                                     July 31, 2000

                                                     U.S. EQUITY FUND
                                                     Pilgrim Growth and Income

                                                     INTERNATIONAL EQUITY FUND
                                                     Pilgrim International

                                                     INCOME FUNDS
                                                     Pilgrim GNMA Income
                                                     Pilgrim Global Income

This    prospectus     contains     important
information  about  investing  in the Pilgrim
Funds.  You should read it  carefully  before
you invest, and keep it for future reference.
Please  note that your  investment:  is not a
bank deposit, is not insured or guaranteed by
the FDIC,  the Federal  Reserve  Board or any
other  government  agency and is  affected by
market  fluctuations.  There is no  guarantee
that the Funds will achieve their objectives.
As with all mutual funds,  the Securities and
Exchange Commission (SEC) has not approved or
disapproved  these securities nor has the SEC
judged   whether  the   information  in  this
prospectus  is  accurate  or  adequate.   Any
representation to the contrary is a criminal offense.

These pages contain a description of each of our funds included in this prospectus, including its objective, investment strategy and risks.

OBJECTIVE

You'll also find:

INVESTMENT STRATEGY

HOW THE FUND HAS PERFORMED. A chart that shows the fund's financial performance for the past ten years (or since inception, if shorter).

RISKS

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay - both directly and indirectly - when you invest in a fund.

HOW THE FUND HAS PERFORMED

WHAT'S INSIDE
An introduction to the Pilgrim Funds                                           1
Funds at a Glance                                                              2

U.S. EQUITY FUND
Pilgrim Growth and Income                                                      3

INTERNATIONAL EQUITY FUNDS
Pilgrim International                                                          5

INCOME FUNDS
Pilgrim GNMA Income                                                            7
Pilgrim Global Income                                                          9

What you pay to invest                                                        11
Shareholder guide                                                             13
Management of the Funds                                                       19
Dividends, distributions and taxes                                            21
More information about risks                                                  22
Financial highlights                                                          25
Where to go for more information                                       Backcover

INTRODUCTION TO THE PILGRIM FUNDS

Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.

If you have any questions about the Pilgrim Funds, please call your financial consultant or us at 1-800-992-0180.

This prospectus is designed to help you make informed decisions about your investments.

U.S. EQUITY FUNDS

Our U.S. Equity Funds focus on long-term growth by investing primarily in domestic equities. They may suit you if you:

*    are investing for the long-term - at least several years.
*    are willing to accept higher risk in exchange for long-term growth.

INTERNATIONAL EQUITY FUNDS

Pilgrim offers International Equity Funds that emphasize a growth approach to international investing, as well as International Equity Funds that apply the technique of "value investing". These Funds focus on long-term growth by investing primarily in foreign equities.

They may suit you if you:

* are investing for the long-term - at least several years * are looking for exposure to international markets * are willing to accept higher risk in exchange for long-term growth.

Income Funds

Pilgrim offers both aggressive and conservative Income Funds.

They may suit you if you:

*    want a regular stream of income.

Income Funds may suit you if you:

* want greater growth potential than a money market fund o are willing to accept more risk than a money market fund.

[GRAPHIC] If you have any questions, please call 1-800-992-0180.

FUNDS AT A GLANCE

This table is a summary of the objectives, main investments and risks of each Pilgrim Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objectives, strategies and risks, which begin on page 3.

                       FUND               INVESTMENT OBJECTIVE           MAIN INVESTMENTS                  MAIN RISKS
                       ----               --------------------           ----------------                  ----------
U.S. Equity Fund  Growth and Income Fund  Long-term capital             Equity securities of          Price volatility and
                  Adviser: Pilgrim        appreciation, with income     large, ably managed, and      other risks that
                  Investments, Inc.       as a secondary objective      well-financed U.S.            accompany an investment
                                                                        companies                     in equity securities.

International     International Fund      Long-term growth of           Equity securities and         Price volatility and
Equity Funds      Adviser: Pilgrim        capital                       equity equivalents of         other risks that
                  Investments, Inc.                                     companies outside of the      accompany an investment
                                                                        U.S.                          in [growth-oriented]
                                                                                                      foreign equities.
                                                                                                      Sensitive to currency
                                                                                                      exchange rates,
                                                                                                      international political
                                                                                                      and economic conditions
                                                                                                      and other risks that
                                                                                                      affect foreign
                                                                                                      securities.

Income Funds      GNMA Income Fund        High current income,          Mortgage-backed GNMA          Credit, interest rate,
                  Adviser: Pilgrim        consistent with liquidity     Certificates that are         prepayment and other
                  Investments, Inc.       and safety of principal       guaranteed as to the          risks that accompany an
                                                                        timely payment of             investment in government
                                                                        principal and interest by     bonds and mortgage
                                                                        the U.S. Government.          related investments.
                                                                                                      Generally has less credit
                                                                                                      risk than the other income
                                                                                                      funds.

                  Global Income Fund      High current income, with     Foreign and domestic high     Credit, liquidity,
                  Adviser: Pilgrim        capital appreciation as a     yield, lower rated or         interest rate and other
                  Investments, Inc.       secondary objective           unrated debt securities.      risks that accompany an
                                                                                                      investment in lower-quality
                                                                                                      debt securities.
                                                                                                      Particularly sensitive to
                                                                                                      credit risk during economic
                                                                                                      downturns. May also present
                                                                                                      price volatility from
                                                                                                      foreign securities. May be
                                                                                                      sensitive to currency
                                                                                                      exchange rates,
                                                                                                      international political and
                                                                                                      economic conditions, and
                                                                                                      other risks.

U.S. EQUITY FUNDS                                      ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GROWTH AND INCOME FUND

OBJECTIVE

* The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and medium-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES - securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                          GROWTH & INCOME FUND
                                          --------------------

                         1990                    -10.27%
                         1991                     24.87%
                         1992                     12.36%
                         1993                     13.22%
                         1994                     -3.11%
                         1995                     22.57%
                         1996                     26.96%
                         1997                     30.36%
                         1998                     21.42%
                         1999                     13.54%

----------
(1)  These figures are as of December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1998:         up  21.95%
3rd quarter 1990:       down  14.87%

The Fund's year-to-date total return as of June 30, 2000 was up 1.74%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the S&P 500 Index.

Average Annual Total Returns

                                            CLASS A (3)      S&P 500 INDEX (4)
                                            -----------      -----------------
One year, ended December 31, 1999              15.54%              21.04%
Five years, ended December 31, 1999            23.17%              28.56%
Ten years, ended December 31, 1999             14.62%              18.21%

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund were not offered as of December 31, 1999. See footnote (2) to the bar chart above.
(4) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies.

INTERNATIONAL EQUITY FUNDS                             ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM INTERNATIONAL FUND

OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.

INVESTMENT STRATEGY

The Fund will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government polices influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors - all in relation to prevailing prices of the securities in each country or region.

RISKS

You could lose money on an investment in the Fund. The Fund's investments may be affected by the following additional risks:

RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries: It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY - the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS - from time to time, the stock market may not favor the securities in which the Fund invests.

DEBT SECURITIES - the value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities.

INABILITY TO SELL SECURITIES - securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                               INTERNATIONAL FUND
                                               ------------------

                          1994                        5.87%
                          1995                        5.77%
                          1996                       13.57%
                          1997                        1.61%
                          1998                       19.02%
                          1999                       47.85%

----------
(1)  These figures are as of December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

Best and worst quarterly performance during this period:

4th quarter 1999:          up  27.01%
4th quarter 1997:        down  10.65%

The Fund's year-to-date total return as of June 30, 2000 was up 0.07%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the MSCI EAFE Index.

Average Annual Total Returns

                                          CLASS A (3)       MSCI EAFE INDEX (4)
                                          -----------       -------------------
One year, ended December 31, 1999             47.85%              27.30%
Five years, ended December 31, 1999           16.52%              13.15%
Since inception of Class A (5)                14.69%              12.30%

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund were not offered as of December 31, 1999. See footnote (2) to the bar chart above.
(4)  The Morgan Stanley Capital International Europe Australasia Far East (MSCI
     EAFE) Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.
(5)  Class A commenced operations on January 3, 1994.

INCOME FUNDS                                           ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GNMA INCOME FUND

OBJECTIVE

The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

INVESTMENT STRATEGY

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates"). The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK - Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

CHANGES IN INTEREST RATES - the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

                                            GNMA INCOME FUND
                                            ----------------

                   1990                           9.23%
                   1991                          15.75%
                   1992                           5.19%
                   1993                           8.06%
                   1994                          -2.07%
                   1995                          15.91%
                   1996                           5.71%
                   1997                          10.20%
                   1998                           7.52%
                   1999                           0.58%

----------
(1)  These figures are as of December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

3rd quarter 1991:          up  5.85%
1st quarter 1994:        down  2.42%

The Fund's year-to-date total return as of June 30, 2000 was up 3.85%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Mortgage-Backed Securities Index.

AVERAGE ANNUAL TOTAL RETURNS
                                                      LEHMAN BROTHERS MORTGAGE
                                      CLASS A (3)    BACKED SECURITIES INDEX (4)
                                      -----------    ---------------------------
One year, ended December 31, 1999        0.58%                   1.86%
Five years, ended December 31, 1999      7.87%                   7.98%
Ten years, ended December 31, 1999       7.47%                   7.78%

----------
(3) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund were not offered as of December 31, 1999. See footnote (2) to the bar chart above.
(4) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index that measures comprised of 520 mortgage backed securities with an average yield of 7.58%. The average coupon of the index is 6.85%. This index is typically used as a benchmark for intermediate-term bond funds.

INCOME FUNDS                                           ADVISER
                                                       PILGRIM INVESTMENTS, INC.

PILGRIM GLOBAL INCOME FUND

OBJECTIVE

The Fund's investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

INVESTMENT STRATEGY

The Fund invests in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

RISKS

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK - the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES - the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

INABILITY TO SELL SECURITIES - high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF FOREIGN INVESTING - foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging markets countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

NON-DIVERSIFICATION RISK - The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's total assets may be invested in a single company.

HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

                                           GLOBAL INCOME FUND
                                           ------------------

                  1990                            6.62%
                  1991                           10.03%
                  1992                            6.51%
                  1993                           10.90%
                  1994                           -6.52%
                  1995                           20.10%
                  1996                           13.33%
                  1997                            5.00%
                  1998                            8.21%
                  1999                           -0.31%

----------
(1)  These figures are as of December 31 of each year.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as "Class A" shares. Because Class Q shares were first offered in 2000, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses. (3) Prior to December 31, 1994, the Fund operated under a different investment objective.

BEST AND WORST QUARTERLY PERFORMANCE DURING THIS PERIOD:

 2nd quarter 1995:         up  8.76%
 1st quarter 1994:       down  6.61%

The Fund's year-to-date total return as of June 30, 2000 was down 0.54%.

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Global Bond Index.

AVERAGE ANNUAL TOTAL RETURNS
                                                          LEHMAN BROTHERS GLOBAL
                                         CLASS A (4)          BOND INDEX (5)
                                         -----------          --------------
One year, ended December 31, 1999           -0.31%                -0.99%
Five years, ended December 31, 1999          9.04%                 7.88%
Ten years, ended December 31, 1999           8.51%                 8.51%

----------
(4) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund were not offered as of December 31, 1999. See footnote (2) to the bar chart above.
(5)  The Lehman Brothers Global Bond Index is an unmanaged index that measures.

WHAT YOU PAY TO INVEST

There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The table below shows the fees and expenses for Class Q shares of the Pilgrim Funds.

FEES YOU PAY DIRECTLY

                                                                 CLASS Q
                                                                 -------
Maximum sales charge on your investment (as a % of
  offering price) %                                               None
Maximum deferred sales charge (as a % of purchase or
  sales price, whichever is less)                                 None

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(L) (AS A % OF AVERAGE NET ASSETS)

                                     DISTRIBUTION                TOTAL
                                     AND SERVICE                 FUND
                        MANAGEMENT     (12b-1)      OTHER      OPERATING    FEE WAIVER       NET
     FUND                  FEE          FEES      EXPENSES(2)   EXPENSES   BY ADVISER(3)   EXPENSES
     ----                  ---          ----      -----------   --------   -------------   --------
Growth and Income    %     0.63         0.25         0.41         1.29          --           1.29
International        %     1.00         0.25         0.70         1.95          --           1.95
GNMA Income          %     0.54         0.25         0.38         1.17          --           1.17
Global Income        %     1.00         0.25         0.51         1.76          --           1.76

----------
(1) These tables show the estimated operating expenses for Class Q shares for each Fund as a ratio of expenses to average daily net assets. These estimates are based on each Fund's actual operating expenses for its most recent complete fiscal year and fee waivers to which the adviser has agreed.
(2) Because Class Q shares are new for the Funds, the expenses for each Fund are estimated based on Class A expenses of the Funds.
(3) Pilgrim Investments has entered into expense limitation agreements with each Fund [CONFIRM] under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to Pilgrim Investments within [three] years.

WHAT YOU PAY TO INVEST

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Pilgrim Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate - actual expenses and performance may vary.

CLASS Q

FUND                     1 YEAR       3 YEARS      5 YEARS       10 YEARS
----                     ------       -------      -------       --------
Growth and Income    $     131          409           708          1,556
International        $     198          612         1,052          2,275
GNMA Income          $     119          372         1,044          1,420
Global Income        $     179          554           954          2,073

SHAREHOLDER GUIDE - HOW TO PURCHASE SHARES

PURCHASE OF SHARES

Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and "wrap accounts." The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. The Distributor may waive these minimums from time to time. Certain Funds also offer Class A, B, C, M, T and I shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. Pilgrim reserves the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

DISTRIBUTION AND SHAREHOLDER SERVICE Fees

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan for Class Q shares which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact the Shareholder Servicing Agent at (800) 992-0180.

                            INITIAL                       ADDITIONAL
    METHOD                 INVESTMENT                     INVESTMENT
    ------                 ----------                     ----------
By Contacting    An investment professional       Visit or consult an
Your Investment  with an authorized firm can      investment professional.
Professional     help you establish and
                 maintain your account.

By Mail Visit or consult an investment Fill out the Account Additions professional. Make your check form included on the bottom of
                 payable to the Pilgrim Funds     your account statement along
                 and mail it, along with a        with your check payable to the
                 completed Application. Please    Pilgrim Funds and mail them to
                 indicate your investment         the address on the account
                 professional on the New          statement. Remember to write
                 Account Application              your account number on the
                                                  check.

By Wire          Call the Pilgrim Operations      Wire the funds in the same
                 Department at (800) 336-3436     manner described under
                 to obtain an account number      "Initial Investment."
                 and indicate your investment
                 professional on the account.
                 Instruct your bank to wire
                 funds to the Fund in the care
                 of: Investors Fiduciary Fund
                 Co. ABA #101003621 Kansas
                 City, MO credit
                 to:___________________ (the
                 Fund) A/C #751-8315; for
                 further credit
                 to:________________________
                 Shareholder A/C
                 #_____________________ (A/C #
                 you received over the
                 telephone) Shareholder Name:
                 --------------------------
                 (Your Name Here) After wiring
                 funds you must complete the
                 Account Application and send
                 it to: Pilgrim Funds P.O. Box
                 219368 Kansas City, MO
                 64121-6368

SHAREHOLDER GUIDE - HOW TO REDEEM SHARES

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

*    Your account must have a current value of at least $250,000.
*    Minimum withdrawal amount is $1,000.
*    You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact the Shareholder Servicing Agent, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

          METHOD                                           PROCEDURES
          ------                                           ----------
By Contacting Your            You may redeem by contacting your investment
Investment Professional       professional. Investment professionals may charge
                              for their services in connection with your redemption request, but neither the Fund nor the Distributor imposes any such charge.

By Mail Send a written request specifying the Fund's name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
                              Pilgrim Funds
                              P.O. Box 219368
                              Kansas City, MO
                              64121-6368
                              If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone -                You may redeem shares by telephone on all accounts
                              other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions.
                              To redeem by telephone, call the Shareholder
                              Servicing Agent at (800) 992-0180.

Expedited Redemption          Receiving Proceeds By Check:

                              You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Pilgrim Funds for at least 30 days.

                              Receiving Proceeds By Wire:

                              You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

SHAREHOLDER GUIDE - TRANSACTION POLICIES

NET ASSET VALUE

The net asset value (NAV) per share for each Fund and class is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the net asset value of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

SHAREHOLDER GUIDE - TRANSACTION POLICIES

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other Pilgrim Fund, without paying any additional sales charge. Shares subject to a CDSC will continue to age from the date that the original shares were purchased.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long term investment and not as a short-term trading vehicle. The adviser may prohibit excessive exchanges (more than four per year). The adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

You will automatically have the ability to request an exchange by calling the Shareholder Service Agent unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end Pilgrim Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

MANAGEMENT OF THE FUNDS                                                  ADVISER

Pilgrim Investments, Inc. ("Pilgrim") serves as the investment adviser to each of the Funds. Pilgrim has overall responsibility for the management of the Funds. Pilgrim provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

Organized in December 1994, Pilgrim is registered as an investment adviser. Pilgrim acquired certain assets of previous advisers to certain of the Funds in separate transactions that closed on April 7, 1995, May 21, 1999 and July 26, 2000. Pilgrim is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. ("ReliaStar") (NYSE: RLR). Through its subsidiaries, ReliaStar offers individuals and institutions life insurance and annuities, employee benefits, products and services, life and health reinsurance, retirement plans, mutual funds, bank products, and personal finance education.

Prior to July 26, 2000, Lexington Management Corporation ("Lexington") served as investment adviser to certain of the Funds. On July 26, 2000, ReliaStar acquired Lexington Global Asset Management, Inc., the parent company of Lexington, and Pilgrim Investments was approved as Adviser to the Funds formerly advised by Lexington.

As of June 30, 2000, Pilgrim managed over $16.6 billion in assets.

Pilgrim's principal address is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004.

Pilgrim receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual advisory fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

            Fund                                    Advisory Fee
            ----                                    ------------
            Growth and Income                           0.62
            International                               1.00
            GNMA Income                                 0.54
            Global Income                               1.00

PILGRIM DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

PILGRIM GROWTH AND INCOME FUND

ALAN H. WAPNICK. Mr. Wapnick is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. Mr. Wapnick is the lead manager for Pilgrim Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of Pilgrim. Prior to joining Pilgrim in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A from Columbia University.

PILGRIM INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:

RICHARD T. SALER. Mr. Saler is a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund. He is the lead manager of an investment management team for Pilgrim International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of Pilgrim. Mr. Saler is responsible for international investment analysis and portfolio management at Pilgrim. He has fourteen years of investment experience. Mr. Saler has focused on international markets since first joining Pilgrim in 1986. In 1991 he was a strategist with Nomura Securities and rejoined Pilgrim in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administation with an M.B.A. in Finance.

PHILIP A. SCHWARTZ, CFA. Mr. Schwartz is also a member of an investment management team that manages the Pilgrim Global Corporate Leaders Fund and Pilgrim International Fund. Mr. Schwartz is a Vice President at Pilgrim, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at Pilgrim, and has thirteen years of investment experience. Prior to joining Pilgrim in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

ALAN H. WAPNICK. Please see biography under Pilgrim Growth and Income Fund.

PILGRIM GNMA INCOME FUND

DENIS P. JAMISON, serves as Senior Vice President and Senior Portfolio Manager of Pilgrim. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining Pilgrim in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamieson graduated from the City College of New York with a B.A. in Economics.

ROSEANN G. MCCARTHY. Ms. McCarthy is an Assistant Vice President of Pilgrim. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Reporesentative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

DIVIDENDS, DISTRIBUTIONS DIVIDENDS/TAXES AND TAXES

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, as follows:

ANNUALLY(1)          SEMI-ANNUALLY(1)          QUARTERLY(2)          MONTHLY(3)
-----------          ----------------          ------------          ----------
                    Growth and Income
International
                                                                    GNMA Income
                                               Global Income

----------
(1)  Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist on an annual basis of a variable combination of capital gains and ordinary income.
(3)  Distributions normally expected to consist primarily of ordinary income.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another Pilgrim Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information for additional information. You should rely your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

MORE INFORMATION ABOUT RISKS

All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAL

Many of the investment techniques and strategies discussed in this prospectus and in the Statement of Additional Information are discretionary, which means that the adviser can decide whether to use them or not. The adviser of a Fund may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

MORE INFORMATION ABOUT RISKS

EMERGING MARKETS INVESTMENTS. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasonal financial systems; environmental problems; less well developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES - SOME securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES. Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risk particularly those not backed by the full faith and credit of the United States Government. All U.S. Government securities may be subject to price declines in the securities due to changing interest rates.

MORE INFORMATION ABOUT RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

DERIVATIVES. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

TEMPORARY DEFENSIVE STRATEGIES. When the adviser or sub-adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

PORTFOLIO TURNOVER. Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

OTHER RISKS

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Each Fund may borrow for certain types of temporary or emergency purposes subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Each Fund may make short sales. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off' the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this prospectus apply at the time of investment.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of independent auditors for each Fund, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

WHERE TO GO FOR MORE INFORMATION

You'll find more information about the Fund in our:

ANNUAL/SEMIANNUAL REPORTS

Include a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditor's reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Fund. The SAI is legally part of this prospectus (it is incorporated by reference). A copy has been filed with the Securities and Exchange Commission (SEC).

Please write or call for a free copy of the current Annual/semiannual reports, the SAI or other Fund information, or to make shareholder inquiries:

The Pilgrim Funds, 40 North Central Avenue, Suite 1200 Phoenix, AZ 85004

1-800-992-0180

Or visit our website at www.pilgrimfunds.com.

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

or obtain the information at no cost by visiting the SEC's Internet website at http://www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers is as follows:

            Pilgrim Growth and Income Fund           811-0865
            Pilgrim International Fund               811-8172
            Pilgrim GNMA Income Fund                 811-2401
            Pilgrim Global Income Fund               811-4675

                       STATEMENT OF ADDITIONAL INFORMATION

                       40 North Central Avenue, Suite 1200
                             Phoenix, Arizona 85004
                                 (800) 992-0180

                                  July 31, 2000

                   PILGRIM GLOBAL CORPORATE LEADERS FUND, INC.
                         PILGRIM GNMA INCOME FUND, INC.
                             PILGRIM GOLD FUND, INC.
                      PILGRIM GROWTH AND INCOME FUND, INC.
                        PILGRIM INTERNATIONAL FUND, INC.
                            PILGRIM SILVER FUND, INC.
                     PILGRIM SMALLCAP ASIA GROWTH FUND, INC.
                     PILGRIM TROIKA DIALOG RUSSIA FUND, INC.
                  PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.
                           PILGRIM GLOBAL INCOME FUND
                          LEXINGTON MONEY MARKET TRUST
                  (each a "Fund" and collectively the "Funds")

     This Statement of Additional Information ("SAI") relates to each investment company listed above. Prospectuses for the Funds, dated July 31, 2000, which provide the basic information you should know before investing in the Funds, may be obtained without charge from the Funds or the Funds' principal underwriter, Pilgrim Securities, Inc. ("Pilgrim Securities" or the "Distributor"), at the address listed above. This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Prospectuses, dated July 31, 2000, which have been filed with the Securities and Exchange Commission ("SEC"). In addition, the financial statements from the Funds' December 31, 1999 Annual Reports are incorporated herein by reference. Copies of the Funds' Prospectuses and Annual or Semi-Annual Reports may be obtained without charge by contacting the Pilgrim Funds at the address and phone number written above.

                                TABLE OF CONTENTS

HISTORY OF THE FUNDS......................................................  1

MANAGEMENT OF THE FUNDS...................................................  3

EXPENSE LIMITATION AGREEMENTS............................................. 15

RULE 12b-1 PLANS.......................................................... 16

SUPPLEMENTAL DESCRIPTION OF INVESTMENTS................................... 20

INVESTMENT RESTRICTIONS................................................... 41

PORTFOLIO TRANSACTIONS.................................................... 61

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................ 67

DETERMINATION OF SHARE PRICE.............................................. 73

SHAREHOLDER INFORMATION................................................... 76

SHAREHOLDER SERVICES AND PRIVILEGES....................................... 76

DISTRIBUTIONS............................................................. 79

TAX CONSIDERATIONS........................................................ 79

CALCULATION OF PERFORMANCE DATA........................................... 86

GENERAL INFORMATION....................................................... 89

FINANCIAL STATEMENTS...................................................... 90

                              HISTORY OF THE FUNDS

PILGRIM GLOBAL CORPORATE LEADERS FUND, INC.

Pilgrim Global Corporate Leaders Fund, Inc. ("Global Corporate Leaders Fund") is a corporation organized under the laws of the State of Maryland on March 11, 1987 under the name of Lexington Global Fund, Inc. The Fund is a diversified, open-end management investment company. The Fund's name was changed on May 5, 1998 from Lexington Global Fund, Inc. to Lexington Global Corporate Leaders Fund, Inc., and on July 26, 2000, to Pilgrim Global Corporate Leaders Fund, Inc.

PILGRIM GNMA INCOME FUND, INC.

Pilgrim GNMA Income Fund, Inc. ("GNMA Income Fund") is a corporation organized under the laws of the State of Maryland on August 15, 1973 under the name of Lexington GNMA Income Fund, Inc. The Fund is a diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington GNMA Income Fund, Inc. to Pilgrim GNMA Income Fund, Inc.

PILGRIM GOLD FUND, INC.

Pilgrim Gold Fund, Inc. ("Gold Fund") is a corporation formed under the laws of the State of Maryland on May 11, 1988 under the name of Lexington Goldfund, Inc. The Fund was originally organized as a Delaware corporation on December 3, 1975. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Goldfund, Inc. to Pilgrim Gold Fund, Inc.

PILGRIM GROWTH AND INCOME FUND, INC.

Pilgrim Growth and Income Fund, Inc. ("Growth and Income Fund") is a corporation organized under the laws of the State of Maryland on April 30, 1991 under the name of Lexington Growth and Income Fund, Inc. The Fund was originally organized as a New Jersey Corporation on February 11, 1959. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Growth and Income Fund, Inc. to Pilgrim Growth and Income Fund, Inc.

PILGRIM INTERNATIONAL FUND, INC.

Pilgrim International Fund, Inc. ("International Fund") is a corporation organized under the laws of the State of Maryland on November 23, 1993 under the name of Lexington International Fund, Inc. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on July 26, 2000 from Lexington International Fund, Inc. to Pilgrim International Fund, Inc.

PILGRIM SILVER FUND, INC.

Pilgrim Silver Fund, Inc. ("Silver Fund") is a corporation formed under the laws of the State of Maryland on January 3, 1992 under the name of Lexington Silver Fund, Inc. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on July 26, 2000 from Lexington Silver Fund, Inc. to Pilgrim Silver Fund, Inc.

PILGRIM SMALLCAP ASIA GROWTH FUND, INC.

Pilgrim SmallCap Asia Growth Fund, Inc. ("SmallCap Asia Growth Fund") is a corporation organized under the laws of the State of Maryland on April 18, 1995 under the name of Crosby Small Cap Asia Growth Fund, Inc. The Fund is an open-end, diversified management investment company. The name of the Fund was changed on May 3, 1999 from Lexington Crosby Small Cap Asia Growth Fund, Inc. to Lexington Small Cap Asia Growth Fund, Inc. and on July 26, 2000 to Pilgrim SmallCap Asia Growth Fund, Inc.

PILGRIM TROIKA DIALOG RUSSIA FUND, INC.

Pilgrim Troika Dialog Russia Fund, Inc. ("Russia Fund") is a corporation organized under the laws of the State of Maryland on November 20, 1995. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed on April 2, 1996 from Lexington Russia Fund, Inc. to Lexington Troika Dialog Russia Fund, Inc., and on July 26, 2000, to Pilgrim Troika Dialog Russia Fund, Inc.

PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.

Pilgrim Worldwide Emerging Markets Fund, Inc. ("Worldwide Emerging Markets Fund") is a corporation organized under the laws of the State of Maryland on January 22, 1969 under the name of Lexington Growth Fund, Inc. The Fund is a diversified, open-end management investment company. The name of the Fund was changed on June 14, 1991 from Lexington Growth Fund, Inc. to Lexington Worldwide Emerging Markets Fund, Inc., and on July 26, 2000, to Pilgrim Worldwide Emerging Markets Fund, Inc.

PILGRIM GLOBAL INCOME FUND

Pilgrim Global Income Fund (the "Global Income Fund") is a trust formed under the laws of the Commonwealth of Massachusetts on February 24, 1983. The Fund is a non-diversified, open-end management investment company. The name of the Fund was changed from Lexington Tax Exempt Bond Trust to Lexington Ramirez Global Income Fund, and to Lexington Global Income Fund, and on July 26, 2000 to Pilgrim Global Income Fund.

LEXINGTON MONEY MARKET TRUST

Lexington Money Market Trust (the "Money Market Trust") is an organization commonly referred to as a business trust formed under the laws of the Commonwealth of Massachusetts on June 30, 1977 under the name of Banner Redi-Resources Trust. The name of the Fund was changed on March 2, 1979 from Banner Redi-Resources Trust to "Lexington Money Market Trust".

                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS/TRUSTEES

     Each Fund is managed by its Directors/Trustees ("Board of Directors" and "Board of Trustees" are used interchangeably in this SAI). The Directors/Trustees and Officers of the Funds are listed below. An asterisk (*) has been placed next to the name of each Director/Trustee who is an "interested person," as that term is defined in the Investment Company Act of 1940 Act ("1940 Act"), by virtue of that person's affiliation with the Funds, or the Funds' adviser ("Pilgrim Investments" or the "Investment Manager"). Unless otherwise noted, the mailing address of the Directors/Trustees is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The Board of
Directors/Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Directors/Trustees are experienced executives who oversee the Funds' activities, review contractual arrangements with companies that provide services to the Funds, and review each Fund's performance.

     Set forth below is information regarding the Directors/Trustees of the Funds.

                        Position(s) With
Name, Age and              the Fund**             Principal Occupation During Past 5 Years
-------------              ----------             ----------------------------------------
Al Burton               Director/Trustee      President of Al Burton  Productions  for more than
(Age 72)                                      the  last  five  years.   Mr.  Burton  is  also  a
                                              Director, Trustee or Advisory board member of each
                                              of the Funds managed by Pilgrim.

Paul S. Doherty         Director/Trustee      President,  of  Doherty,  Wallace,  Pillsbury  and
(Age 66)                                      Murphy,  P.C.,  Attorneys.  Formerly a Director of
                                              Tambrands, Inc. (1993-1998). Mr. Doherty is also a
                                              Director  or Trustee of each of the Funds  managed
                                              by Pilgrim.

Robert B. Goode         Director/Trustee      Retired. Mr. Goode was formerly Chairman, American
(Age 69)                                      Direct  Business  Insurance  Agency,  Inc. (1996 -
                                              2000).  Mr. Goode is also a Director or Trustee of
                                              each of the Funds managed by Pilgrim.

Alan L. Gosule          Director/Trustee      Partner  and  Chairman  of the Tax  Department  of
(Age 59)                                      Clifford Chance  Rogers &  Wells (since 1991). Mr.
                                              Gosule is a  Director  of F.L.  Putnam  Investment
                                              Management  Co.,  Inc.,  Simpson  Housing  Limited
                                              Partnership,  Home  Properties of New York,  Inc.,
                                              CORE Cap, Inc. and Colonnade Partners.  Mr. Gosule
                                              is also a Director or Trustee of each of the Funds
                                              managed by Pilgrim.

Walter H. May           Director/Trustee      Retired.  Mr. May was formerly  Managing  Director
(Age 63)                                      and Director of Marketing for Piper Jaffray,  Inc.
                                              Mr. May is also a  Director  or Trustee of each of
                                              the Funds managed by Pilgrim.

Jock Patton             Director/Trustee      Private Investor. Director of Hypercom Corporation
(Age 54)                                      (since January 1999), and JDA Software Group, Inc.
                                              (since  January  1999).   Mr.  Patton  is  also  a
                                              Director of Buick of  Scottsdale,  Inc.,  National
                                              Airlines,   Inc.,   BG   Associates,    Inc.,   BK
                                              Entertainment,  Inc., Arizona Rotorcraft, Inc. and
                                              Director  and Chief  Executive  Officer of Rainbow
                                              Multimedia  Group,  Inc.  Mr.  Patton was formerly
                                              Director of Stuart  Entertainment,  Inc., Director
                                              of Artisoft,  Inc. (August  1994-July 1998); and a
                                              President  and Co-owner of StockVal,  Inc.  (April
                                              1993 - June 1997).  Mr. Patton is also a Director,
                                              Trustee, or a member of the Advisory board of each
                                              of the Funds managed by Pilgrim.

                        Position(s) With
Name, Age and              the Fund**             Principal Occupation During Past 5 Years
-------------              ----------             ----------------------------------------
David W.C. Putnam       Director/Trustee      President,  Clerk  and  Director  of  F.L.  Putnam
(Age 60)                                      Securities Company, Inc. and its affiliates (since
                                              1978). Mr. Putnam is Director of Anchor Investment
                                              Management    Corporation    and   President   and
                                              Director/Trustee  of Anchor  Capital  Accumulation
                                              Trust,  Anchor  International  Bond Trust,  Anchor
                                              Gold and  Currency  Trust,  Anchor  Resources  and
                                              Commodities  Trust  and  Anchor  Strategic  Assets
                                              Trust.  Mr. Putnam was formerly  Director of Trust
                                              Realty Corp.  and Bow Ridge Mining Co. Mr.  Putnam
                                              is also a Director or Trustee of each of the Funds
                                              managed by Pilgrim.

John R. Smith           Director/Trustee      President of New England  Fiduciary Company (since
(Age 76)                                      1991).  Mr.  Smith is  Chairman  of  Massachusetts
                                              Educational Financing Authority (since 1987), Vice
                                              Chairman  of  Massachusetts  Health and  Education
                                              Authority  (since 1979) and  Vice-Chairman of MHI,
                                              Inc.  (Massachusetts  Non-Profit Energy Purchasers
                                              Consortium)  (since  1996).  Mr.  Smith  is also a
                                              Director  or Trustee of each of the Funds  managed
                                              by Pilgrim.

*Robert W. Stallings    Director/Trustee/     Chairman, Chief Executive Officer and President of
(Age 51)                Chairman              Pilgrim  Group,  Inc.   ("Pilgrim  Group")  (since
                                              December  1994);  Chairman,  Pilgrim  Investments,
                                              Inc.  (since  December  1994);  Chairman,  Pilgrim
                                              Securities,  Inc.  ("Pilgrim  Securities")  (since
                                              December  1994);  President  and  Chief  Executive
                                              Officer of Pilgrim  Funding,  Inc. (since November
                                              1999);  and President and Chief Executive  Officer
                                              of   Pilgrim    Capital    Corporation   and   its
                                              predecessors (since August 1991). Mr. Stallings is
                                              also  a  Director,  Trustee,  or a  member  of the
                                              Advisory Board of each of the Pilgrim Funds.

*John G. Turner         Director/Trustee      Chairman and Chief Executive  Officer of ReliaStar
(Age 60)                                      Financial  Corp.  and ReliaStar Life Insurance Co.
                                              (since 1993); Chairman of ReliaStar Life Insurance
                                              Company  of New York  (since  1995);  Chairman  of
                                              Northern Life Insurance  Company (since 1992). Mr.
                                              Turner   was   formerly   Director  of   Northstar
                                              Investment  Management  Corporation and affiliates
                                              (1993  to  1999)  and   President   of   ReliaStar
                                              Financial  Corp.  and ReliaStar Life Insurance Co.
                                              (1989-1991).  Mr.  Turner is also Chairman of each
                                              of the Funds managed by Pilgrim.

David Wallace           Director/Trustee      Chairman  of FECO  Engineered  Systems,  Inc.  Mr.
(Age 76)                                      Wallace is President  and Trustee of the Robert R.
                                              Young   Foundation;   Governor  of  the  New  York
                                              Hospital,   Trustee  of  Greenwit   Hospital   and
                                              Director of UMC Electronics  and Zurn  Industries,
                                              Inc.  Mr.  Wallace was  formerly  Chairman of Lone
                                              Star Industries and Putnam Trust Company, Chairman
                                              and Chief  Executive  Officer  of Todd  Shipyards,
                                              Bangor Punta Corporation,  and National Securities
                                              &  Research  Corporation.  Mr.  Wallace  is also a
                                              Director  or Trustee of each of the Funds  managed
                                              by Pilgrim.

     In addition, the following individuals serve as Advisory Board Members to certain of the Pilgrim Funds.

                          Position(s) With
   Name, Age                 the Fund**                Principal Occupation During Past 5 Years
  ----------                 --------                  ----------------------------------------
Mary A. Baldwin, Ph.D.  Advisory Board Member     Realtor,    Caldwell    Bankers   Success   Realty
(Age 60)                                          (formerly, The Prudential Arizona Realty) for more
                                                  than the last five years. Ms. Baldwin is also Vice
                                                  President,   United   States   Olympic   Committee
                                                  (November  1996-present),  and formerly Treasurer,
                                                  United   States   Olympic   Committee    (November
                                                  1992-November  1996).  Ms.  Baldwin is an Advisory
                                                  Board  Member  of each  of the  Funds  managed  by
                                                  Pilgrim Investments.

S.M.S. Chada            Advisory Board Member     Secretary,   Ministry  of  External  Affairs,  New
(Age 61)                                          Delhi,  India; Head of Foreign Service  Institute,
                                                  New Delhi, India;  Special Envoy of the Government
                                                  of India;  Director,  Special  Unit for  Technical
                                                  Cooperation  among  Developing  countries,  United
                                                  Nations Development  Program,  New York. Mr. Chada
                                                  is an Advisory  Board  Member of Global  Corporate
                                                  Leaders,  International,   SmallCap  Asia  Growth,
                                                  Russia and Global Income Funds.

Andrew M. McCosh        Advisory Board Member     Professor  or the  Organisation  of  Industry  and
(Age 58)                                          Commerce,  Department  of  Business  Studies,  The
                                                  University of Edinburgh,  Scotland.  Mr. McCosh is
                                                  an  Advisory  Board  Member  of  Global  Corporate
                                                  Leaders,  International,   SmallCap  Asia  Growth,
                                                  Russia and Global Income Funds.

COMPENSATION OF DIRECTORS/TRUSTEES

     The Funds pay each Director/Trustee who is not an interested person a pro rata share, as described below, of (i) an annual retainer of $20,000; (ii) $5,000 per quarterly Board meeting; (iii) $500 per committee meeting; (iv) $500 per special or telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by the Funds is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the Investment Manager for which the Directors/Trustees serve in common as Directors/Trustees. The Funds pay each Advisory Board Member a fee of $15,000 annually, plus reasonable travel expenses. Prior to July 26, 2000, the Funds had a different compensation structure in place.

     The following table sets forth information regarding compensation of Directors/Trustees by the Funds for the fiscal year ended December 31, 1999. Officers of the Funds and Directors/Trustees who are interested persons of the Funds do not receive any compensation from the Fund or any other funds managed by the Investment Manager. In the column headed "Total Compensation from Registrants and Fund Complex Paid to Director/Trustee," the number in parentheses indicates the total number of boards in the fund complex on which the Director/Trustee served during that fiscal year.

                               COMPENSATION TABLE

                        AGGREGATE                                   AGGREGATE       AGGREGATE
                      COMPENSATION    AGGREGATE      AGGREGATE     COMPENSATION   COMPENSATION     AGGREGATE
                       FROM GLOBAL   COMPENSATION   COMPENSATION   FROM GROWTH        FROM        COMPENSATION
NAME OF PERSON,        CORPORATE      FROM GNMA      FROM GOLD      AND INCOME    INTERNATIONAL   FROM SILVER
 POSITION (1)         LEADERS FUND   INCOME FUND       FUND            FUND           FUND           FUND
 ------------         ------------   -----------       ----            ----           ----           ----
S.M.S. Chadha           $ 1,600        $1,600         $1,975           $1,600         $1,600        $1,600

Robert M. DeMichele     $     0        $    0         $    0           $    0         $    0        $    0

Beverly C. Duer         $ 1,946        $1,946         $2,196           $1,946         $1,946        $1,946

Barbara R. Evans        $     0        $    0         $    0           $    0         $    0        $    0

Richard M. Hisey              0        $    0         $    0           $    0         $    0        $    0

Jerard F. Maher         $ 1,488        $1,488         $1,738           $1,488         $1,488        $1,488

Andrew M. McCosh        $ 1,600        $1,600         $1,975           $1,600         $1,600        $1,600

Donald B. Miller        $ 1,600        $1,600         $1,975           $1,600         $1,600        $1,600

Francis Olmstead*       $ 1,464        $1,463         $1,464           $1,464         $1,464        $1,464

John G. Preston         $ 1,600        $1,600         $1,975           $1,600         $1,600        $1,600

Allen H. Stowe          $     0        $1,600              0                0              0        $    0

Margaret W. Russell*    $ 1,243        $1,243         $1,243           $1,243         $1,243        $1,243

Philip C. Smith*        $ 1,326        $1,326         $1,326           $1,326         $1,326        $1,326

Francis A. Sunderland*  $ 1,246        $1,247         $1,246           $1,246         $1,246        $1,246

                        AGGREGATE                     AGGREGATE
                       COMPENSATION    AGGREGATE     COMPENSATION                                     TOTAL
                          FROM       COMPENSATION       FROM         AGGREGATE       AGGREGATE    COMPENSATION
                        SMALLCAP      FROM TROIKA     WORLDWIDE    COMPENSATION    COMPENSATION     FROM FUND
NAME OF PERSON,        ASIA GROWTH      DIALOG         EMERGING     FROM GLOBAL      FROM MONEY      COMPLEX
 POSITION (1)             FUND        RUSSIA FUND    MARKETS FUND   INCOME FUND     MARKET TRUST   TO DIRECTORS
 ------------             ----        -----------    ------------   -----------     ------------   ------------
S.M.S. Chadha            $1,600         $1,600         $1,600         $1,600          $1,600          $24,006
                                                                                                    (15 boards)
Robert M. DeMichele      $    0         $    0         $    0         $    0          $    0          $     0
                                                                                                    (15 boards)
Beverly C. Duer          $1,946         $1,946         $1,946        $1,946          $ 1,946          $29,656
                                                                                                    (15 boards)
Barbara R. Evans         $    0         $    0         $    0         $    0          $    0          $     0
                                                                                                    (15 boards)
Richard M. Hisey         $    0         $    0         $    0         $    0          $    0          $     0
                                                                                                    (8 boards)
Jerard F. Maher          $1,488         $1,488         $1,488         $1,488          $1,488          $22,976
                                                                                                    (15 boards)
Andrew M. McCosh         $1,600         $1,600         $1,600         $1,600          $ 1,600         $24,006
                                                                                                    (15 boards)
Donald B. Miller         $1,600         $1,600         $1,600         $1,600          $1,600          $24,006
                                                                                                    (15 boards)
Francis Olmstead*        $1,464           N/A          $1,463         $1,464          $ 1,463         $16,800
                                                                                                       (N/A)
John G. Preston          $1,600         $1,600         $1,600         $1,600          $1,600          $24,006
                                                                                                    (15 boards)
Allen H. Stowe                0         $1,600         $1,600         $    0          $1,600          $12,712
                                                                                                    (8 boards)
Margaret W. Russell*     $1,243         $1,243         $1,243         $1,243          $1,243          $18,000
                                                                                                       (N/A)
Philip C. Smith*         $1,326         $1,326         $1,326         $1,326          $1,326          $19,200
                                                                                                       (N/A)
Francis A. Sunderland*   $1,246         $1,246         $1,246         $1,246          $1,246          $16,800
                                                                                                       (N/A)

--------
* Retired prior to July 26, 2000.

     The following table shows the annual benefits payable to certain Directors/Trustees who are eligible for benefits under the Funds' Retirement Plan for Eligible Directors/Trustees, effective September 12, 1995, and amended and restated on April 18, 2000 (the "Retirement Plan"). The Retirement Plan applies to individuals who were Directors/Trustees of the Funds prior to July 26, 2000. The Retirement Plan was amended by the Directors/Trustees on April 18, 2000 to, among other things, eliminate the age a Director/Trustee must attain in order to receive retirement benefits. As amended, a Director/Trustee would be eligible for retirement benefits upon completion of ten continuous or non-forfeited years of service, as defined in the Retirement Plan, and service has terminated due to death, disability or voluntary or involuntary termination other than for "cause," as defined in the Retirement Plan. Messrs. Duer, Maher, Miller and Stowe were not nominated to serve as Directors/Trusteess of the Funds after the completion of the Lexington Acquisition. Therefore, their service was terminated and their benefits will commence with the closing of the Lexington Acquisition and will continue for ten years, in accordance with the terms of the Retirement Plan.

                                                              DATE BENEFITS
NAME OF DIRECTOR/TRUSTEE          ANNUAL BENEFIT             EXPECTED TO END
------------------------          --------------             ---------------
Beverley C  Duer                     $21,750                    July 2010
Jerard F  Maher*                     $18,000                    July 2010
Donald B  Miller                     $21,750                    July 2010
Francis Olmsted                      $16,800                 October 1, 2005
Margaret W  Russell                  $18,000                  April 1, 2008
Philip C  Smith                      $19,200                 October 1, 2006
Allen H  Stowe*                      $18,000                    July 2010
Francis a  Sunderland                $16,800                  April 1, 2006

----------
* Messrs. Maher and Stowe are eligible to receive benefits under the Retirement Plan as a result of their prior service as a Trustee of another fund.

In addition, Mr. Chadha and Mr. McCosh will be eligible for retirement benefits after six years of service, provided that if the Retirement Plan is terminated during that period for reasons other than for "cause," as defined in the Retirement Plan, they will be eligible to receive retirement benefits as if they had completed 10 years of service.

OFFICERS

     Unless otherwise noted, the mailing address of the Officers is 40 North Central Avenue, Suite 1200, Phoenix, Arizona 85004. The following individuals serve as Officers for the Funds:

     James R. Reis, Executive Vice President and Assistant Secretary. (Age 42) Director, Vice Chairman (since December 1994), Executive Vice President (since April 1995), and Director of Structured Finance (since April 1998), Pilgrim Group, Inc. and Pilgrim Investments; Director (since December 1994) and Vice Chairman (since November 1995) of Pilgrim Securities; Executive Vice President, Assistant Secretary and Chief Credit Officer of Pilgrim Prime Rate Trust; Executive Vice President and Assistant Secretary of each of the other Pilgrim Funds. Chief Financial Officer (since December 1993), Vice Chairman and Assistant Secretary (since April 1993) and former President (May 1991 - December 1993), Pilgrim Capital (formerly Express America Holdings Corporation). Presently serves or has served as an officer or director of other affiliates of Pilgrim Capital.

     Stanley D. Vyner, Executive Vice President. (Age 49) President and Chief Executive Officer (since August 1996), Pilgrim Investments; Executive Vice President of most of the other Pilgrim Funds (since July 1996). Formerly Chief Executive Officer (November 1993 - December 1995) HSBC Asset Management Americas, Inc., and Chief Executive Officer, and Actuary (May 1986 - October 1993) HSBC Life Assurance Co.

     James M. Hennessy, Executive Vice President and Secretary. (Age 50) Executive Vice President and Secretary (since April 1998), Pilgrim Capital (formerly Express America Holdings Corporation), Pilgrim Group, Pilgrim Securities and Pilgrim Investments; Executive Vice President and Secretary of each of the other Pilgrim Funds. Formerly Senior Vice President, Pilgrim Capital (April 1995 - April 1998); Senior Vice President, Express America Mortgage Corporation (June 1992 - August 1994) and President, Beverly Hills Securities Corp. (January 1990 - June 1992).

     Michael J. Roland, Senior Vice President and Principal Financial Officer. (Age 41) Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the other Pilgrim Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeaver Group (April, 1997 to June,
     1998).

     Robert S. Naka, Senior Vice President and Assistant Secretary. (Age 36) Senior Vice President, Pilgrim Investments (since November 1999) and Pilgrim Group, Inc. (since August 1999). Senior Vice President and Assistant Secretary of each of the other Pilgrim Funds. Formerly Vice President, Pilgrim Investments (April 1997 - October 1999), Pilgrim Group, Inc. (February 1997 - August 1999). Formerly Assistant Vice President, Pilgrim Group, Inc. (August 1995 - February 1997). Formerly Operations Manager, Pilgrim Group, Inc. (April 1992 - April 1995).

     Robyn L. Ichilov, Vice President and Treasurer. (Age 32) Vice President, Pilgrim Investments (since August 1997), Accounting Manager (since November
     1995). Vice President and Treasurer of most of the other Pilgrim Funds. Formerly Assistant Vice President and Accounting Supervisor for PaineWebber (June 1993 - April 1995).

CODE OF ETHICS

     The Funds have adopted a Code of Ethics governing personal trading activities of all Directors/Trustees and Officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Code is intended to prohibit fraud against the Funds that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however they are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. Sub-Advisers have adopted their own Code of Ethics to govern the personal trading activities of their personnel.

PRINCIPAL SHAREHOLDERS

     As of ____, 2000, the Directors and Officers as a group owned less than 1% of any class of the Funds' outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding Class A shares of the Funds, except as follows below. As of ____, 2000, there were no outstanding B, C, or Q shares of the Funds.

                                     CLASS AND TYPE OF      PERCENTAGE      PERCENTAGE
 FUND          NAME AND ADDRESS          OWNERSHIP           OF CLASS        OF FUND
 ----          ----------------          ---------           --------        -------





























                               INVESTMENT MANAGER

     The Investment Manager for the Funds is Pilgrim Investments, Inc. ("Pilgrim Investments" or the "Investment Manager"). Prior to July 26, 2000, Lexington Management Corporation ("LMC") served as investment adviser to the Funds. On July 26, 2000, Lexington Global Asset Managers, Inc, the indirect parent of LMC, was acquired by ReliaStar Financial Corp., the indirect parent of Pilgrim Investments, Inc.

     The Investment Manager, subject to the authority of the Directors/Trustees of the Funds, serves as investment manager to the Funds and has overall responsibility for the management of each Fund's portfolio pursuant to an Investment Management Agreement between the Investment Manager and each Fund, subject to the delegation of certain responsibilities to Crosby Asset Management
(US), Inc. as the Sub-Adviser for SmallCap Asia Growth Fund and Troika Asset Management (Cayman Islands), Ltd. as Sub-Adviser for the Russia Fund. The Investment Management Agreements require the Investment Manager to oversee the provision of all investment advisory and portfolio management services for the Funds.

     Each Fund's Investment Management Agreement requires the Investment Manager to provide, subject to the supervision of the Board of Directors/Trustees, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Manager also provides investment research and analysis. Each Investment Management Agreement provides that the Investment Manager is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Investment Management Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

     After an  initial  two year  term,  each  Investment  Management  Agreement continues in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager by vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Manager. The Investment Management Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     Subject to the expense reimbursement provisions described in this Statement of Additional Information, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors/Trustees of the Funds who are not employees of the Investment Manager or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

     Pilgrim Investments, Inc. is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. As of May 31, 2000, the Investment Manager had assets under management of approximately $15.9 billion. Pilgrim Investments, Inc. is a wholly-owned subsidiary of ReliaStar Financial Corp. (NYSE:RLR). Through its subsidiaries, ReliaStar Financial Corp. offers individuals and institutions life insurance and annuities, employee benefits products and services, life and health reinsurance, retirement plans, mutual funds, bank products and personal finance education. On April 30, 2000, ReliaStar Financial Corp. ("ReliaStar") entered into an agreement (the "Transaction") to be acquired by ING Groep N.V. ("ING"). ING is a global financial institution active in the field of insurance, banking and asset management. Headquartered in Amsterdam, it conducts business in more than 60 countries, and has almost 90,000 employees. ING seeks to provide a full range of integrated financial services to private, corporate, and institutional clients through a variety of distribution channels. As of December 31, 1999, ING had total assets of approximately $471.8 billion and assets under management of approximately $330.3 billion. Completion of the Transaction is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain Fund shareholder and regulatory approvals. The closing of the Transaction is expected to occur during the third quarter of 2000. ING's principal executive offices are located at Strawinskylaan 2631, 1077 ZZ Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands.

                             INVESTMENT MANAGER FEES

     The Investment Manager bears the expense of providing its services and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Manager a monthly fee in arrears equal to a percentage of each Fund's average daily net assets during the month. The annual investment management fees for the Funds are as follows.

          FUND NAME                                            ADVISER FEE
          ---------                                            -----------
Pilgrim Global Corporate Leaders Fund, Inc.     1.00%
Pilgrim GNMA Income Fund, Inc.                  0.60% on the first $150 million, 0.50% on the next
                                                $250  million,  0.45%  on the next  $400  million,
                                                0.40% thereafter.
Pilgrim Gold Fund, Inc.                         1.00%  on  the   first  $50   million   and  0.75%
                                                thereafter.
Pilgrim Growth and Income Fund, Inc.            0.75% on the first $100 million, 0.60%
                                                on the next $50  million,  0.50% on the next  $100
                                                million and 0.40% thereafter.
Pilgrim International Fund, Inc.                1.00%
Pilgrim Silver Fund, Inc.                       1.00% on the first $30 million and 0.75%
                                                thereafter.
Pilgrim SmallCap Asia Growth Fund, Inc.         1.25%
Pilgrim Troika Dialog Russia Fund, Inc.         1.25%
Pilgrim Worldwide Emerging Markets Fund, Inc.   1.00%
Pilgrim Global Income Fund                      1.00%
Lexington Money Market Trust                    0.50% on the first $500 million and 0.45% thereafter.

     The total amount of advisory  fees paid by each Fund (except for the Silver
Fund) for the fiscal years ended December 31, 1997, 1998, and 1999 were as follows:

          TOTAL ADVISORY FEES PAID DURING FISCAL YEAR ENDED DECEMBER 31

                                                     1999               1998           1997
                                                  ----------         ----------     ----------
Pilgrim Global Corporate Leaders Fund, Inc.       $  176,043         $  249,333     $  378,573
Pilgrim GNMA Income Fund, Inc.                    $1,844,256         $1,224,048     $  859,774
Pilgrim Gold Fund, Inc.                           $  583,491         $  552,235     $  769,527
Pilgrim Growth and Income Fund, Inc.              $1,498,729         $1,466,333     $1,403,527
Pilgrim International Fund, Inc.*                 $  224,416         $  217,864     $  210,897
Pilgrim SmallCap Asia Growth Fund, Inc.**         $  167,228         $  185,265     $  207,247
Pilgrim Troika Dialog Russia Fund, Inc.           $  444,970         $  796,381     $1,307,946
Pilgrim Worldwide Emerging Markets Fund, Inc.     $  785,431         $  991,861     $2,373,753
Pilgrim Global Income Fund***                     $  334,433         $  317,877     $  212,446
Lexington Money Market Trust                      $  422,726****     $  455,434     $  455,446

----------
* Does not reflect LMC reimbursement to Lexington International Fund, Inc. of $109,634 in 1998.
** Does not reflect LMC reimbursement to Lexington Small Cap Asia Growth Fund, Inc. of $67,545, $53,928 and $36,717, in 1999, 1998 and 1997,
      respectively.
*** Does not reflect LMC reimbursement to Lexington Global Income Fund of $125,346 in 1998 and $141,233 in 1997.
**** Does not reflect LMC reimbursement to Lexington Money Market Fund of $9,546 in 1999.

     The total amount of advisory fees paid by the Silver Fund for fiscal years ended June 30, 1997 and June 30, 1998 were $462,896 and $630,181, respectively. For the six months ended December 31, 1998, the advisory fees paid by the Silver Fund were $150,258. In 1999, the Silver Fund paid $261,004 in advisory fees.

SUB-ADVISORY AGREEMENTS

     The Investment Management Agreements for the Funds provide that the Investment Manager, with the approval of the Fund's Board of Directors/Trustees, may select and employ investment advisers to serve as a Sub-Adviser for any Fund ("Sub-Adviser"), and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Manager pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Directors/Trustees and Officers of the Funds who are employees of the Investment Manager or its affiliates. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the sub-advisory agreements (the "Sub-Advisory Agreements").

     A Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Manager, the Directors/Trustees, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board of Directors/Trustees, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors/Trustees, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such Party.

     Pursuant to a Sub-Advisory Agreement between Pilgrim Investments and Crosby Asset Management (US), Inc. ("Crosby"), Crosby acts as Sub-Adviser to the SmallCap Asia Growth Fund. In this capacity, Crosby, subject to the supervision and control of Pilgrim Investments and the Board of Directors of the Fund, manages the Fund's portfolio investments, consistently with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. As compensation to Crosby for its services, the Investment Manager pays Crosby an annual fee equal to 0.625% of the Fund's average daily net assets. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by Pilgrim Investments. Crosby's address is 32/F Asia Pacific Finance Tower, Citibank Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong.

     Crosby has advised the Board of Directors of SmallCap Asia Growth Fund that it no longer intends to provide investment advisory services to investment companies and that it is anticipated that the portfolio manager for the Fund will become an employee of Insinger Asset Management N.V. ("Insinger"). The Board of Directors and shareholders of the Fund have approved a new Sub-Advisory Agreement between Pilgrim Investments and Insinger on behalf of the Fund, to become effective upon the receipt by Insinger of all necessary governmental authorizations to provide advisory services in the Asia region. Under the new Sub-Advisory Agreement with Insinger, Insinger will provide the same services as Crosby provides under the current Sub-Advisory Agreement. In addition, the fee to be paid to Insinger will be the same as the sub-advisory fee paid to Crosby.

     Pursuant to a Sub-Advisory Agreement between Pilgrim Investments and Troika Dialog Asset Management (Cayman Islands), Ltd. ("Troika Dialog"), Troika Dialog act as Sub-Adviser to the Russia Fund. In this capacity, Troika Dialog, subject to the supervision and control of Pilgrim Investments and the Board of Directors of the Fund, manages the Fund's portfolio investments, consistent with its investment objective, and executes any of the Fund's investment policies that it deems appropriate to use from time to time. As compensation to Troika Dialog for its services, Pilgrim Investments pays Troika Dialog an annual fee equal to 0.625% of the Fund's average daily net assets. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by Pilgrim Investments. Troika Dialog is a majority-owned subsidiary of the Bank of Moscow. It's address is Romanov Pereulok No. 4, 103875, Moscow, Russia.

     The total amounts of sub-advisory fees paid by SmallCap Asia Growth Fund for fiscal years ended December 31, 1997, 1998 and 1999, were $45,931, $41,168 and $83,626, respectively, and the total amounts of sub-advisory fees paid by Russia Fund for the fiscal years ended December 31, 1997, 1998 and 1999 were $653,973, $398,191, and $222,485, respectively.

ADMINISTRATION

     Pilgrim Group, Inc. serves as Administrator for the Funds, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Directors/Trustees, the Administrator provides the overall business management and administrative services necessary to conduct properly the Funds' business, except for those services performed by the Investment Manager under the Investment Management Agreements, the Custodian for the Funds under the Custodian Agreements, the Transfer Agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Manager for compliance with requirements under applicable law and with the investment policies and restrictions of each Fund. The Administrator is an affiliate of the Investment Manager. For its services under the Administration Services Agreement, Pilgrim Group, Inc. receives an annual fee equal to 0.10% of each Fund's average daily net assets.

     Prior to July 26, 2000, LMC acted as administrator to the Funds and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. The Funds reimbursed LMC for its actual cost in providing such services, facilities and expenses.

     Prior  to  July  26,  2000  the  adviser  performed   certain   accounting,
shareholder servicing and other administrative services and was reimbursed by the Funds for the costs of performing such services.

                          EXPENSE LIMITATION AGREEMENTS

     The Investment Manager has entered into an expense limitation agreement with the Funds, pursuant to which the Investment Manager has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Investment Manager will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Funds' business, and expenses of any counsel or other persons or services retained by the Funds' directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Manager do not exceed:

                                                        Maximum Operating Expense Limit
                                                    (as a percentage of average net assets)
                                                 --------------------------------------------
           Name of Fund                          Class A     Class B       Class C    Class Q
           ------------                          -------     -------       -------    -------
Pilgrim Growth and Income Fund, Inc.              2.75%        3.50%        3.50%       2.75%
Pilgrim Global Corporate Leaders Fund, Inc.       2.75%         N/A          N/A         N/A
Pilgrim International Fund, Inc.                  2.75%        3.50%        3.50%       2.75%
Pilgrim Worldwide Emerging Markets Fund, Inc.     2.75%         N/A          N/A         N/A
Pilgrim SmallCap Asia Growth Fund, Inc.           2.75%        3.50%         N/A         N/A
Pilgrim Troika Dialog Russia Fund, Inc.           3.35%        4.10%         N/A         N/A
Pilgrim GNMA Income Fund, Inc.                    1.29%        2.04%        2.04%       1.29%
Pilgrim Global Income Fund                        2.75%        3.50%        3.50%       2.75%
Lexington Money Market Trust                      1.00%         N/A          N/A         N/A
Pilgrim Gold Fund, Inc.                           2.75%         N/A          N/A         N/A
Pilgrim Silver Fund, Inc.                         2.75%         N/A          N/A         N/A

     The Funds will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, each Fund's expense ratio does not exceed the percentage described above. The Investment Manager will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

     The expense limitation agreement provides that these expense limitations shall continue until July 26, 2002. Thereafter, the agreement will automatically renew for one-year terms unless the Investment Manager provides written notice of the termination of the agreement to the Funds at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Management Agreement, or it may be terminated by the Funds, without payment of any penalty, upon ninety (90) days' prior written notice to the Investment Manager at its principal place of business.

     Prior to July 26, 2000, the Funds voluntarily limited expenses of the Funds to the following amounts:

                 FUND NAME                             CURRENT EXPENSE CAP
                 ---------                             -------------------
Pilgrim Global Corporate Leaders Fund, Inc.                   2.50%
Pilgrim GNMA Income Fund, Inc.                                1.04%
Pilgrim Gold Fund, Inc.                                       2.75%
Pilgrim Growth and Income Fund, Inc.                          2.75%
Pilgrim International Fund, Inc.                              2.75%
Pilgrim Silver Fund, Inc.                                     2.50%
Pilgrim SmallCap Asia Growth Fund, Inc.                       2.50%
Pilgrim Troika Dialog Russia Fund, Inc.                       3.35%
Pilgrim Worldwide Emerging Markets Fund, Inc.                 2.75%
Pilgrim Global Income Fund                                    2.75%
Lexington Money Market Trust                                  1.00%

DISTRIBUTOR

     Shares of the Funds are distributed by Pilgrim Securities pursuant to a Distribution Agreement between each Fund and the Distributor. Each Distribution Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of each Fund. The Funds and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be re-allowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is re-allowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Directors/Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Board of Directors/Trustees or a majority of the outstanding voting securities of the Fund. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions re-allowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Manager, is a subsidiary of ReliaStar. Prior to July 26, 2000, the distributor for the Funds was Lexington Funds Distributor, Inc. ("LFD").

                                RULE 12b-1 PLANS

     Each Fund (with the exception of the Lexington Money Market Trust) has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plans") applicable to all classes of shares offered by each Fund. The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, and Class Q shares in the following amounts: 0.25% of average daily net assets for Class A shares, 1.00 % of average daily net assets for Class B shares, 1.00% of average daily net assets for Class C shares and 0.25% of average daily net assets for Class Q shares.

     These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class A, Class B, Class C and Class Q shares of the Funds, including payments to dealers for selling shares of the Funds and for servicing shareholders of these classes of the Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of each Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.

     Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates the Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, and 1.00% for Class C. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C shares. With respect to each 12b-1 Plan, the Distributor shall receive payment without regard to actual distribution expenses it incurs. In the event a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

     In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Manager and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares and other funds managed by the Investment Manager. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds or other funds managed by the Investment Manager and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.

     The Rule 12b-1 Plans have been approved by the Board of Directors/Trustees of each Fund, including all of the Directors/Trustees who are not interested persons of the Funds as defined in the 1940 Act. The Rule 12b-1 Plans must be renewed annually by the Board of Directors/Trustees, including a majority of the Directors/Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors/Trustees be committed to the Directors/Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated as to a Fund at any time, without any penalty, by such Directors/Trustees or by a vote of a majority of each Fund's outstanding shares on 60 days written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

     In approving each Rule 12b-1 Plan, the Board of Directors/Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund is necessary and appropriate in order to meet the needs of different potential investors. Therefore, the Board of Directors/Trustees, including those Directors/Trustees who are not interested persons of the Funds, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of the Funds, will benefit the Funds and their respective shareholders.

     Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of each Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Directors/Trustees who are not interested persons of the Fund, cast in person at a meeting called for the purpose of voting on any such amendment. The Distributor is required to report in writing to the Board of Directors/Trustees at least quarterly on the monies reimbursed to it under a Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably be requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether a Rule 12b-1 Plan should be continued.

     Prior to July 26, 2000, the Gold, Growth and Income, International, Russia, Worldwide Emerging Markets and Global Income Funds each had a reimbursement style 12b-1 Plan, which provided that the Funds pay distribution fees, including payments to Lexington Funds Distributor, Inc. (the Funds' former distributor), at an annual rate not to exceed 0.25% of their average daily net assets for distribution services. Under this 12b-1 Plan, the Funds, either directly or through the Investment Manager, would make payments periodically (i) to the distributor or to select broker/dealers, (ii) to other persons who have entered into shareholder processing and service agreements with the investment manager or with the distributor, with respect to Fund shares owned by shareholders for which such broker-dealers were the dealer or holder of record, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the distributor. Payments were also made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     The  following  table  shows  the  expenses   incurred  by  the  Funds  for
distribution-related activities under the Rule 12b-1 Plans during the fiscal year ended December 31, 1999.

          NAME OF THE FUND                           AGGREGATE AMOUNT PAID
          ----------------                           ---------------------
Pilgrim Global Corporate Leaders Fund, Inc.                  N/A
Pilgrim GNMA Income Fund, Inc.                               N/A
Pilgrim Gold Fund, Inc.                                   $ 75,410
Pilgrim Growth and Income Fund, Inc.                      $102,040
Pilgrim International Fund, Inc.                          $ 17,424
Pilgrim Silver Fund, Inc.                                    N/A
Pilgrim SmallCap Asia Growth Fund, Inc.                      N/A
Pilgrim Troika Dialog Russia Fund, Inc.                   $ 61,804
Pilgrim Worldwide Emerging Markets Fund, Inc.             $196,336
Pilgrim Global Income Fund                                 $40,884
Lexington Money Market Trust                                 N/A

     Total distribution expenses incurred by the Distributor for the costs of promotion and distribution of each Fund shares for the fiscal period ended December 31, 1999 were as follows:

PILGRIM GLOBAL CORPORATE LEADERS FUND, INC.
Advertising.....................................................      N/A
Printing........................................................      N/A
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................      N/A

PILGRIM GNMA INCOME FUND, INC.
Advertising.....................................................      N/A
Printing........................................................      N/A
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................      N/A

PILGRIM GOLD FUND, INC.
Advertising.....................................................   $ 15,836
Printing........................................................      4,525
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................     55,049
TOTAL...........................................................   $ 75,410

PILGRIM GROWTH AND INCOME FUND, INC.
Advertising.....................................................   $ 78,571
Printing........................................................     23,469
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................   $102,040

PILGRIM INTERNATIONAL FUND, INC.
Advertising.....................................................   $    122
Printing........................................................      N/A
Payments to Brokers or Dealers..................................      5,105
Miscellaneous...................................................     12,198
TOTAL...........................................................   $ 17,427

PILGRIM SILVER FUND, INC.
Advertising.....................................................      N/A
Printing........................................................      N/A
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................      N/A

PILGRIM SMALLCAP ASIA GROWTH FUND, INC.
Advertising.....................................................      N/A
Printing........................................................      N/A
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................      N/A

PILGRIM TROIKA DIALOG RUSSIA FUND, INC.
Advertising.....................................................      N/A
Printing........................................................   $ 62,000
Payments to Brokers or Dealers..................................      N/A
Miscellaneous...................................................      N/A
TOTAL...........................................................   $ 62,000

PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.
Advertising.....................................................  $ 42,408.50
Printing........................................................      N/A
Payments to Brokers or Dealers..................................   135,276
Miscellaneous...................................................    18,652
TOTAL...........................................................  $196,336

PILGRIM GLOBAL INCOME FUND
Advertising.....................................................  $     82
Printing........................................................      N/A
Payments to Brokers or Dealers..................................    34,547
Miscellaneous...................................................     6,133
TOTAL...........................................................  $ 40,884

SHAREHOLDER SERVICING AGENT

     Pilgrim Group, Inc. serves as Shareholder Servicing Agent for the Funds. The Shareholder Servicing Agent is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Agent a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES

     In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors/Trustees who are not affiliated with the Investment Manager. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, where applicable, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. For the Lexington Money Market Trust, Fund expenses are allocated proportionately among all of the outstanding shares of the Fund.

                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

     Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions are described in the Prospectus under "The Funds," and "More Information About Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

COMMON STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY SECURITIES

     Each Fund (except GNMA Income Fund, Global Income Fund, and Money Market Trust) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations.

     Each Fund (other than GNMA Income Fund, Global Income Fund, and Money Market Trust) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

     The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interests rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

PREFERRED STOCK

     Each Fund (other than Global Income Fund, GNMA Income Fund, and Money Market Trust) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

     The Funds  (other than Global  Income  Fund,  GNMA Income  Fund,  and Money
Market Trust) may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

U.S. GOVERNMENT SECURITIES

     The Funds may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     Each Fund may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity)
denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations; (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

CORPORATE DEBT SECURITIES

     Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "Junk Bonds" below.

     Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

     With respect to the International, and Worldwide Emerging Markets Funds, when the Funds' portfolio manager believes that debt securities will provide capital appreciation through favorable changes in relative foreign exchange rates, in relative interest rate levels or in the creditworthiness of issuers, the Funds may invest primarily in debt securities.

     The Russia Fund and Worldwide Emerging Markets Fund may invest (up to 35% of its total assets in the case of the Russia Fund) in Short-Term and Medium-Term Debt Securities. The Short-Term and Medium-Term Debt Securities in which the Funds may invest are foreign and domestic debt securities, including short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued by the U.S. Government, foreign governments, foreign and domestic corporations and banks, and repurchase agreements.

     The Global Income Fund, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries, and emerging markets.

     The Gold Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

JUNK BONDS

     The Gold Fund and Silver Fund may invest in high yield, lower rated debt securities known as "junk bonds." Junk bonds are debt obligations rated below investment grade and non-rated securities of comparable quality. Junk bonds are considered speculative and thus pose a greater risk of default than investment grade securities. Investments of this type are subject to greater risk of loss of principal and interest, but in general provide higher yields than higher rated debt obligations. Bonds issued by companies domiciled in emerging markets are usually rated below investment grade.

BRADY BONDS AND ZERO COUPON BONDS

     The Global Income Fund may invest in "Brady Bonds" and zero coupon bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with a debt restructuring plan. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Zero coupon bonds pay income only at maturity. The prices of these bonds are highly sensitive to changes in market interest rates. The original issue discount on the zero coupon bonds must be included ratably in the income of the Fund as the income accrues even though payment has not been received. The Fund nevertheless intends to distribute an amount of cash equal to the currently accrued original issue discount, and this may require liquidating securities at times they might not otherwise do so and may result in capital loss. See "Tax Matters" in this Statement of Additional Information.

SAMURAI BONDS AND YANKEE BONDS

     Subject to its respective fundamental investment restrictions, the Pilgrim Global Income Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

SHORT SALES AND SHORT SALES "AGAINST THE BOX"

     The Global Income Fund is authorized to make short sales of securities, although it has no current intention of doing so. A short sale is a transaction in which a Fund sells a security in anticipation that the market price of that security will decline. The Fund may make short sales as a form of hedging to offset potential declines in long positions in securities it owns and in order to maintain portfolio flexibility. The Fund only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

     In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Pilgrim Global Income Fund could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

     The Global Income Fund might make a short sale "against the box" in order to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Investment Manager wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition or gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

     The Gold Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

GNMA CERTIFICATES

     GNMA Income Fund may invest in GNMA certificates. GNMA Certificates are Government National Mortgage Association ("GNMA") mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

     GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. The GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), regardless of whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

     GNMA Certificates are created by an "issuer", which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

     GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30 year securities which prepay fully in the 12th year.

     GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5% which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

     The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

     GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     GNMA Certificates may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by the GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The Settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.

COMMERCIAL BANK OBLIGATIONS

     The  Global  Income  Fund  may  invest  in  commercial  bank   obligations.
Obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Global Income Fund to investment risks that are different in some respect from those of investments in obligations of domestic issuers. Although the Global Income Fund typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

SETTLEMENT TRANSACTIONS

     When the Funds (with the exception of GNMA Income and Growth and Income Funds and Lexington Money Market Trust) enter into contracts for purchase or sale of a portfolio security denominated in a foreign currency, they may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Funds will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Funds may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Funds may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Funds will attempt to insulate themselves against possible losses resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Funds may purchase or sell foreign currencies on a

"spot" (i.e. cash) basis or on a forward basis whereby the Funds purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Funds' portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING

     Some or all of the Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, Russia, Worldwide Emerging Markets, and Global Income Funds' portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of the Investment Manager it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Funds may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Funds' portfolios only during the period before the maturity of the forward contract (which will not be in excess of one year).

     The Global Corporate Leaders, GNMA Income, Gold Fund, Growth and Income, International, Silver, SmallCap Asia, Russia, Worldwide Emerging Markets, and Global Income Funds may hedge against changes in financial markets, currency rates and interest rates. The Funds may hedge with "derivatives." Derivatives are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Funds may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Funds than if they did not hedge. If the Funds do not correctly predict a hedge, they may lose money. In addition, the Funds pay commissions and other costs in connection with hedging transactions.

     The Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, Russia, Worldwide Emerging Markets, and Global Income Funds, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Investment Manager expects to increase in value relative to the United States dollar. The Funds will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if deemed appropriate by the Investment Manager or Sub-Adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Funds will not enter into forward foreign currency exchange transactions for speculative purposes. The Funds intend to limit transactions as described in this paragraph to not more than 70% of total Fund assets.

     RISKS ASSOCIATED WITH HEDGING TRANSACTIONS. Hedging transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the Funds to hold a security it might otherwise sell.

     Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Funds if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Funds are engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Funds if they are unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

     In addition, the Funds pay commissions and other costs in connection with such investments. Losses resulting from the use of hedging transactions will reduce the Funds' net asset value, and possibly income, and the losses can be greater than if hedging transactions had not been used.

     RISKS OF HEDGING TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the U.S., hedging transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the U.S.; (3) delays in the Funds' ability to act upon economic events occurring in foreign markets during non-business hours in the U.S.; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S.; and (5) lower trading volume and liquidity.

OPTIONS ON SECURITIES, SECURITIES INDICES AND CURRENCIES

     The Funds (with the exception of the GNMA Income and Global Income Funds and the Lexington Money Market Trust) may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. The Global Income Fund also may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seek to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction cost, unless the put option is sold in a closing sale transaction. The Russia Fund will not purchase options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

     The Global Income and the Russia Funds may purchase call options on debt securities that they intend to purchase (or on currencies in which those securities are denominated) in order to limit the risk of a substantial increase in the market price of such security (or an adverse movement in the applicable currency). The Global Income Fund also may purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options also may be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     The Global Corporate Leaders Fund, International Fund, and Global Income Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations. The Global Income Fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

COVERED PUT AND CALL OPTIONS

     Options may be used as a means of participating in an anticipated price change of a security on a more limited basis than would be possible if the security itself were purchased. The Russia and Global Income Funds may write put options. The Funds would write put options only on a covered basis, which means that the Funds would either (i) set aside cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding (the rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price), (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option, or (iii) purchase a put option, if the exercise price of the purchased put option is the same or higher than the exercise price of the put option sold by the Funds. The Funds generally would write covered put options in circumstances where the Investment Manager and the Sub-Adviser, as applicable, wish to purchase the underlying security or currency for the Funds' portfolio at a price lower than the current market price of the security or currency. In such event, the Funds would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price they are willing to pay. Since the Funds also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

     The Global Corporate Leaders, International, SmallCap Asia Growth, Russia, and Global Income Funds may write call options only on securities owned by the Funds or securities which the Funds have the right to acquire without additional consideration. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the Investment Manager believes that the call premium received by the Funds plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security.

     The Global Corporate Leaders, International, SmallCap Asia Growth, Russia, and Global Income Funds intend to limit transactions as described in this paragraph to those where the sum of initial margin deposits and premiums paid does not exceed 5% of its total assets. The Russia Fund and Global Corporate

Leaders Fund will not write options in excess of 25% of its total assets. The Fund will cause its custodian to segregate cash, U.S. Government Securities or other high grade liquid debt obligations having a value sufficient to meet the Fund's obligations under the call options.

FUTURES, SWAPS AND OPTIONS ON FUTURES

     An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, the Troika Dialog Russia and Worldwide Emerging Market Funds will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Funds may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of each Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     Equity swaps allow the parties to exchange the dividend income or other components of return on an equity investment (e.g., a group of equity securities or an index) for a component of return on another non-equity or equity investment. Equity swap transactions may be volatile and may present the Funds with counterparty risks.

     Global Income Fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Global Income Fund will not enter into Futures Contracts for speculation and the Fund only will enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate and currency Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange. The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

     An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

     Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Global Income Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

     Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     To reduce or eliminate the leverage then employed by the Global Income Fund, or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date. Trading in options on Futures Contracts began relatively recently. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

     An interest rate futures contract is an agreement to purchase or sell debt securities, usually U.S. government securities, at a specified date and price. For example, the fund may sell interest rate futures contracts (i.e., enter into a futures contract to sell the underlying debt security) in an attempt to hedge against an anticipated increase in interest rates and a corresponding decline in debt securities it owns. The Global Income Fund will have collateral assets equal to the purchase price of the portfolio securities represented by the underlying interest rate futures contracts it has an obligation to purchase. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and
(b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

     There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in the Global Income Fund's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in

Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

     Furthermore, in the case of a Futures Contract purchase, in order to be certain that the Global Income Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund sets aside and commits to back the Futures Contract an amount of cash, U.S. government securities and other liquid, high grade debt securities equal in value to the current value of the underlying instrument less margin deposit.

REPURCHASE AGREEMENTS

     The Funds' (with the exception of the Russia Fund and the Lexington Money Market Trust) investment portfolios may include repurchase agreements ("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Funds of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. Under the Investment Company Act, repurchase agreements are considered to be loans by the Funds and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Funds may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The total amount received on repurchase would exceed the price paid by the Funds, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Funds upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Funds will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Funds may be delayed or limited and the Funds may incur additional costs. In such case, the Funds will be subject to risks associated with changes in the market value of the collateral securities.

     The Global Corporate Leaders, Gold Fund, Silver, Russia, and Global Income Funds intend to limit repurchase agreements to institutions believed by the Investment Manager or the Sub-Adviser to present minimal credit risk. The Gold Fund, Global Corporate Leader, and GNMA Income Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States government securities. The Global Corporate Leaders Fund may enter into repurchase agreements with respect to any portfolio securities it may acquire consistent with its investment objectives and policies, but intends to enter into repurchase agreements only with respect to obligations of the U.S. government or its agencies and instrumentalities, to meet anticipated redemptions or pending investments or reinvestment of Fund assets in portfolio securities. The Funds will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 15% (10% in the case of the GNMA Income Fund) of the total assets of the Fund. The Funds treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors/Trustees and guidelines adopted by the Board of Directors/Trustees, the Investment Manager has determined to be liquid.

REVERSE REPURCHASE AGREEMENTS

     All of the Funds except Money Market Trust may enter into reverse purchase agreements. In a reverse repurchase agreement, a Fund sell to a financial institution a security that it holds and agrees to repurchase the same security at an agreed-upon price and date. A Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under reverse repurchase agreements.

ROLL TRANSACTIONS

     The Global Income Fund may engage in "roll" borrowing transactions which involve the Fund's sale of fixed income securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. The Fund will maintain, in a segregated account with a custodian, cash, U.S. government securities or other liquid, high grade debt securities in an amount sufficient to cover its obligation under "roll" transactions.

WHEN ISSUED AND FORWARD COMMITMENT SECURITIES

     The Global Corporate Leaders, Gold Fund, International, Silver, Worldwide Emerging Markets, SmallCap Asia Growth, and Global Income Funds may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Funds, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Funds' other assets. Although the Funds will enter into such contracts with the intention of acquiring the securities, the Funds may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Funds may realize short-term profits or losses upon the sale of forward commitments. The Funds may purchase U.S. government or other securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. The price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Fund. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, it supports its obligation with collateral assets equal to the value of the when-issued or forward commitment securities and causes the collateral assets to be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

FORWARD CURRENCY CONTRACTS

     The Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, Russia, Worldwide Emerging Markets, and Global Income Funds may enter into forward currency contracts. A forward currency contract is a contract individually negotiated and privately traded by currency traders and their customers and creates an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds generally do not enter into forward contracts with terms greater than one year. The Funds generally enter into forward contracts only under two circumstances. First, if the Funds enter into a contract for the purchase or sale of a security denominated in a foreign currency, they may desire to "lock in" the U.S. dollar price of the security by entering into a forward contract to buy the amount of a foreign currency needed to settle the transaction. Second, if the Investment Manager believes that the currency of a particular foreign country will substantially rise or fall against the U.S. dollar, it may enter into a forward contract to buy or sell the currency approximating the value of some or all of the Funds' portfolio securities denominated in such currency. The Funds will not enter into a forward contract if, as a result, it would have more than one-third of total assets committed to such contracts (unless they own the currency that it is obligated to deliver or has caused its custodian to segregate segregable assets having a value sufficient to cover its obligations). Although forward contracts are used primarily to protect the Funds from adverse currency movements, they involve the risk that currency movements will not be accurately predicted.

     Investors should recognize that investing in securities of foreign companies and in particular securities of companies domiciled in or doing business in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

INTEREST RATE AND CURRENCY AND CURRENCY SWAPS

     The Global Income Fund usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as swaps, caps, floors, collars and other derivative transactions are entered into for good faith hedging purposes, the Investment Manager and the Fund believe that they do not constitute senior securities under the 1940 Act and, thus, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Investment Manager. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

FOREIGN SECURITIES CONSIDERATIONS

     FOREIGN CURRENCY CONSIDERATIONS. The Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, Russia, Worldwide Emerging Markets and Global Income Funds' assets will be invested in securities of foreign companies and substantially all income will be received by the Funds in foreign currencies. However, the Funds will compute and distribute their income in dollars, and the computation of income will be made on the date of its receipt by the Funds at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Funds receive their income falls relative to the dollar between receipt of the income and the making of Funds' distributions, the Funds will be required to liquidate securities in order to make distributions if the Funds has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Funds as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Funds may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

     INVESTMENT AND REPATRIATION RESTRICTIONS (Global Corporate Leaders, Gold Fund, International, Silver, Russia, SmallCap Asia Growth, Worldwide Emerging Markets, and Global Income Funds.)

     Some foreign countries may have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specifically authorized. The Funds may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Funds invest in such investment funds, the Funds' shareholders will bear not only their proportionate share of the expenses of the Funds (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, while the extent of foreign investment in domestic companies may be subject to limitation in other foreign countries. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Funds could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING SECURITIES MARKETS.

     Certain Funds may invest in securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which the Global Income Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN SECURITIES MARKETS. (Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia Growth, Russia, Worldwide Emerging Markets, Global Income) Trading volume on foreign country and, in particular emerging market stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign and in particular emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Funds may invest on other stock exchanges where commissions are negotiable. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the five day customary settlement time for United States securities.

     Companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. Further, the Funds may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     ECONOMIC AND POLITICAL RISKS. (Global Corporate Leaders, Gold Fund, International, Silver, SmallCap Asia, Russia, Emerging Markets and Global Income Funds)

     The economies of individual foreign countries in which the Funds invest may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of foreign countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The export driven nature of Asian economies is often dependent on the strength of their trading partners in the United States and Europe, although growing intra-regional trade is seen mitigating some of this external dependence.

     With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Funds' investments in those countries. In addition, it may be more difficult to obtain a judgement in a court outside of the United States.

INVESTING IN ASIA REGION SECURITIES

     The SmallCap Asia Growth Fund will invest at least 65% of its total assets in equity securities and equivalents of companies in the Asia Region which have market capitalizations of less than $1 billion. Approximately 13,000 companies are listed on recognized exchanges in the Asia Region. Approximately 300 companies in the Asia Region are capitalized over $1 billion. These companies form the principal components of their respective market indices and consequently attract the majority of foreign investment in the region. Approximately 3,000 companies, which are considered Small Capitalization companies, will be the primary focus for the Fund's investments. These companies are frequently under-researched by international investors and undervalued by their markets. The companies in which the Fund intends to invest will generally have the following characteristics: a market capitalization of less than $1 billion; part of a strong growth industry; proven management; under-researched; and undervalued.

INVESTING IN RUSSIAN SECURITIES

     For the purposes of the Russia Fund section of the prospectus, and this statement of additional information, Russian company means a legal entity (i) that is organized under the laws of, or with a principal office and domicile in, Russia, (ii) for which the principal equity securities trading market is in Russia, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia or that has at least 50% of its assets situated in Russia.

     The Russia Fund intends to invest its assets in Russian companies in a broad array of industries, including the following: oil and gas, energy generation and distribution, communications, mineral extraction, trade, financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund is not permitted to invest more than 25% of the value of its total assets in any one industry. It may, however, invest an unrestricted amount of its assets in the oil and gas industry. The Fund's investments will include investments in Russian companies that have characteristics and business relationships common to companies outside of Russia. As a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

     Under current conditions, the Russia Fund expects to invest at least 20% of its total assets in very liquid assets to maintain liquidity and provide stability. As the Russian equity markets develop, however, and the liquidity of Russian securities becomes less problematic, the Fund will invest a greater percentage of its assets in Russian equity securities.

     As further described above, the Russia Fund is authorized to use various investment strategies, some or all of which may be classified as derivatives, to hedge various market risks and to enhance total return, which may be deemed a form of speculation. Subject to the requirements of the Investment Company Act of 1940, as amended, the Russia Fund may hedge up to 100% of its assets when deemed appropriate by the Investment Manager. The Fund is also authorized to use investment strategies to manage the effective maturity or duration of debt securities or instruments held by the Fund, or to enhance the Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors in various markets, most of these strategies are currently unavailable in Russia and may not become available in the future. Techniques and instruments may change over time, however, as new instruments and strategies are developed or regulatory changes occur.

INVESTMENT IN GOLD AND SILVER -- (GOLD FUND AND SILVER FUND).

     The Gold Fund's and Silver Fund's performance and ability to meet their objective will generally be largely dependent on the market value of gold and silver, respectively. The Funds' professional management seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of silver and gold and the equity securities of companies engaged in mining or processing silver and gold ("silver-related securities" and "gold-related securities"). The Funds may also invest in other precious metals, including platinum and palladium. A substantial portion of the Gold Fund's and Silver Fund's investments will be in the securities of foreign issuers.

     The Gold Fund and Silver Fund are of the belief that a silver and gold investment medium will, over the long term, protect capital from adverse monetary and political developments of a national or international nature and, in the face of what appears to be continuous worldwide inflation, may offer better opportunity for capital growth than many other forms of investment. Throughout history, silver and gold have been thought of as the most basic monetary standards. Investments in silver and gold may provide more of a hedge against currencies with declining buying power, devaluation, and inflation than other types of investments. Of course, there can be no assurance that management's' belief will be realized or that the investment objective will be achieved.

     To the extent that investments in silver and gold and silver and gold related securities appreciate in value relative to the U.S. dollar, the Funds' investments may serve to offset erosion in the purchasing power of the U.S. dollar.

     The Gold Fund and Silver Fund may invest in debt securities of companies engaged in mining and processing gold and silver. These debt securities can be expected to be comparable to that of other debt obligations and generally will not react to fluctuations in the price of gold and silver. An investment in the debt instruments of these companies, therefore, cannot be expected to provide the hedge against inflation that may be provided through investments in equity securities of companies engaged in such activities and can be expected to fluctuate inversely with prevailing interest rates.

     It is anticipated that, except for temporary defensive or liquidity purposes, 65% of the total assets of the Funds will be invested in silver and gold and silver-related or gold-related securities. At any time management deems it advisable for defensive or liquidity purposes, the Funds may hold cash or cash equivalents in the currency of any major industrial nation, and invest in, or hold unlimited amounts of debt obligations of the United States Government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

     It is the Investment Manager's present intention to manage the Gold Fund's and the Silver Fund's investments so that (i) less than half of the value of their portfolios will consist of silver, gold or other precious metals and (ii) more than half of the value of their portfolios will be invested in silver or gold-related securities, including securities of foreign issuers. Although the Funds' Board of Directors/Trustees present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Funds and their shareholders. The policies set forth in this paragraph are subject to change by the Board of Directors/Trustees of the Gold Fund or Silver Fund, respectively, in their sole discretion.

     FLUCTUATIONS IN THE PRICE OF GOLD AND SILVER. The prices of silver and gold have been subject to dramatic downward and upward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The price of silver and gold, in turn, is likely to affect the market prices of securities of companies mining or processing silver and gold, and accordingly, the value of the Funds' investments in such securities may also be affected.

     POTENTIAL EFFECT OF CONCENTRATION OF SOURCE OF SUPPLY AND CONTROL OF SALES. The two largest national producers of silver and gold bullion are the Republic of South Africa and the United States of America. Changes in political and economic conditions affecting either country may have direct impact on that country's sales of silver and gold. Under South African law, the only authorized sales agent for silver and gold produced in South Africa is the Reserve Bank of South Africa, which through its retention policies controls the time and place of any sale of South African bullion. The South African Ministry of Mines determines silver and gold mining policy. South Africa depends predominately on silver and gold sales for the foreign exchange necessary to finance its imports, and its sales policy is necessarily subject to national economic and political developments.

     INVESTMENTS IN SILVER AND GOLD BULLION. Unlike certain more traditional investment vehicles such as savings deposits and stocks and bonds, which may produce interest or dividend income, silver and gold bullion earns no income return. Appreciation in the market price of silver and gold is the sole manner in which the Funds will be able to realize gains on its investment in silver and gold bullion. Furthermore, the Funds may encounter storage and transaction costs in connection with its ownership of silver and gold bullion which may be higher than those attendant to the purchase, holding and disposition of more traditional types of investments.

     INTERNATIONAL AND DOMESTIC MONETARY SYSTEMS. Substantial amounts of silver and gold bullion serving as primary official reserve assets play a major role in the international monetary system. Since December 31, 1974, when it again became legal to invest in silver and gold, several new markets have developed in the United States. In connection with this legalization of silver ownership, the U.S. Treasury and the International Monetary Fund embarked upon programs to dispose of substantial amounts of silver and gold bullion.

INVESTING IN EMERGING MARKET DEBT SECURITIES -- GLOBAL INCOME FUND

     The Global Income Fund, under normal circumstances, invests substantially all of its assets in debt securities of issuers in the United States, developed foreign countries and emerging markets. For purposes of its investment objective, the Fund considers an emerging country to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in debt securities traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by the Investment Manager based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market debt securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, the Investment Manager currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by the Investment Manager and approved by the Board of Trustees on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries.

     In determining the appropriate distribution of investments among various countries and geographic regions for the Global Income Fund, the Investment Manager ordinarily consider the following factors: prospects for relative economic growth among the different countries in which the Fund may invest;
expected  levels  of  inflation;   government  policies   influencing   business
conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

     Although the Global Income Fund values assets daily in terms of U.S. dollars, the Fund does not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

INVESTMENT STRATEGIES AND RISKS -- MONEY MARKET TRUST

     In order for the Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the
Fund will invest its assets in the following money market instruments: (l) Obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) Commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) Repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Manager to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) Other money market instruments.

FOREIGN BRANCHES OF U.S. BANKS

     The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Lexington Money Market Trust may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Funds will carefully consider these factors on making such investments, there are no limitations on the percentage of the Funds' portfolio which may be invested in any one type of instrument.

     The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

OTHER INVESTMENT COMPANIES

     All of the Funds may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. The Funds may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as the Funds. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

                             INVESTMENT RESTRICTIONS

 FUNDAMENTAL INVESTMENT RESTRICTIONS--THE PILGRIM GLOBAL CORPORATE LEADERS FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) The Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers securities of individual foreign governments, companies and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if: (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, taly, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

              FUNDAMENTAL INVESTMENT RESTRICTIONS--GNMA INCOME FUND

     The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund will not :

     (1) issue senior securities;

     (2) borrow money;

     (3) underwrite securities of other issuers;

     (4) concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

     (6) make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) purchase any security on margin or effect a short sale of a security;

     (9) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (11) purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

     (13) purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) purchase any security restricted as to disposition under Federal securities laws;

     (15) invest in interests in oil, gas or other mineral exploration or development programs; or

     (16)  buy or sell puts, calls or other options.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) invest in real estate limited partnership interests, oil, gas or mineral leases, as well as exploration or development programs; or

     (2) purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. Warrants which are not listed on the New York or American stock exchanges shall not exceed 2% of the Fund's net assets. Shares of the Fund will not be issued for consideration other than cash.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                 FUNDAMENTAL INVESTMENT RESTRICTIONS--GOLD FUND

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the

Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to gold and gold-related securities, and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts. Transactions in gold, platinum, palladium or silver bullion will not be subject to this restriction.

     (5) the Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduced its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (8) the Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     In additional to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund will not write, purchase or sell puts or calls on underlying securities. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

           FUNDAMENTAL INVESTMENT RESTRICTIONS--GROWTH AND INCOME FUND

     The Fund shareholder vote required for modification of the investment policies or restrictions listed below is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities.

     The Fund shall not:

     (1) issue senior securities;

     (2) underwrite securities of other issuers;

     (3) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable);

     (4) make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or (b) through investments in" repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (5) purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;

     (6) purchase any security on margin or effect a short sale of a security;

     (7) buy securities from or sell securities to any of its officers and directors or those of the investment adviser or principal distributor as principal;

     (8) contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund;

     (9) retain securities of an issuer when one or more of the officers and directors of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer;

     (10) .invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer;

     (11) invest in companies for the purpose of exercising management or control; or

     (12) concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

     In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

     The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

     The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

     The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, the Investment Manager has determined to be liquid.

             FUNDAMENTAL INVESTMENT RESTRICTIONS--INTERNATIONAL FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that: (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                FUNDAMENTAL INVESTMENT RESTRICTIONS--SILVER FUND

     The Fund's investment objective, as described under "Investment Objective" in the Fund's prospectus, and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business for more than three years.

     (2) At the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer counted for the purposes of this calculation only if the value of thereof is not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of its total assets be invested in securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts. Transactions in which silver bullion is taken in payment of principal, interest or both or a debt instrument and where the Fund disposes of the silver bullion for cash will not be subject to this restriction.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities or bullion provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its silver or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (7) The Fund will not issue any senior security (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (8) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933, as amended (the "1933 Act").

     In addition to the above fundamental restrictions, the Fund has undertaken the following nonfundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not invest more than 15% of its total net assets at market value in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not invest for the purpose of exercising control over management of any company.

     (3) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (4) The Fund will not issue its securities for any considerations other than cash or securities except as a dividend or distribution in connection with a reorganization.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (7) The Fund will not write, purchase or sell puts, calls on underlying securities. However, the Fund may invest up to 15% of the value of its total assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         FUNDAMENTAL INVESTMENT RESTRICTIONS--SMALLCAP ASIA GROWTH FUND

     The Fund's investment objective and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) The Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, enter into transactions in financial and index futures contracts and related options, engage in transactions on a when-issued or forward commitment basis, and enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would, at the time, be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser or sub-adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (8) The Fund will not enter into options on securities, securities indices or currencies or related options (including options on futures) if the sum of initial margin deposits and premiums paid for any such option or options would exceed 5% of its total assets, and it will not enter into options with respect to more than 25% of its total assets.

     (9) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

         FUNDAMENTAL INVESTMENT RESTRICTIONS--TROIKA DIALOG RUSSIA FUND

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c} the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) at the end of each quarter of the taxable year, (i) with respect to at least 50% of the market value of the Fund's assets, the Fund may invest in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purchases of this calculation to an amount not greater than 5% of the value of the Fund's total assets, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

     (3) the Fund will not concentrate its investments by investing more than 25% of its assets in the securities of issuers in any one industry. This limit will not apply to oil and gas related securities and to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4) the Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, and may enter into forward currency contracts.

     (5) the Fund will not purchase real estate, interests in real estate or real estate limited partnership interest except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) the Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations, (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (7) the Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber then in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest in reverse repurchase agreements up to 5% of the Fund's total assets.

     (8) the Fund will not act as underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     In addition to the above fundamental restrictions, the Russia Fund has undertaken the following non- fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the
Fund:

     (1) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     (2) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (3) The Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (4) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (5) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

      FUNDAMENTAL INVESTMENT RESTRICTIONS--WORLDWIDE EMERGING MARKETS FUND

     The Fund's investment objective and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1) the Fund will not issue any  senior  security  (as  defined in the 1940
Act), except that: (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund shall not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (3) The Fund shall not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (4) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (5) The Fund shall not make loans, except that, to the extent appropriate under its investment program, the Fund may: (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of the Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction.

     (7) The Fund will not concentrate its investments in any one industry except that the Fund may invest up to 25% of its total assets in securities issuers principally engaged in any one industry. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, securities invested in, or repurchase agreements for, U.S. Government securities, and certificates of deposit, or bankers' acceptances, or securities of U.S. banks and bank holding companies.

     (8) The Fund shall not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made; (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (2) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (3) The Fund will not purchase any securities on margin or make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund shall not buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser or distributor as principal.

     (5) The Fund shall not contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund.

     (6) The Fund will not invest for the purpose of exercising control over or management of any company.

     (7) The Fund shall not write, purchase or sell puts or calls on underlying securities. However, the Fund may invest up to 15% of the value of its assets in warrants. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

     (8) The Fund will invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

             FUNDAMENTAL INVESTMENT RESTRICTIONS--GLOBAL INCOME FUND

     The Fund's investment policy, and the investment restrictions set forth below, may not be changed without the affirmative vote (defined as the lesser of: 67% of the shares represented at a meeting at which 50% of the outstanding shares are present or 50% of the outstanding shares) of the Fund's shareholders. These restrictions may be summarized as follows:

     The Fund shall not:

     (1) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities to the extent permitted under applicable regulations; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, the interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act;

     (2) borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements, and (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made.

     (3) underwrite securities of other issuers;

     (4) concentrate its investments in a particular industry to an extent greater than 25% of the value of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options for hedging purposes, may engage in transactions on a when-issued or forward commitment basis and may enter into forward currency contracts. The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (6) make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 5% of the Fund's assets may be invested in repurchase agreements;

     (7) purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, Trustees or the Adviser as principal; (9) contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (10) purchase or retain securities of an issuer when one or more of the officers and Trustees of the Fund or of the investment adviser, or a person owning more that 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (11) invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) except that such restriction shall not apply to 50% of the Fund's portfolio;

     (12) purchase any security if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (13) invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

     (14) invest in interest in oil, gas or other mineral exploration or development programs.

     The following investment policy of the Fund is not a fundamental policy and may be changed by a vote of a majority of the Fund's Board of Trustees without shareholder approval. The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the Fund's total assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

        FUNDAMENTAL INVESTMENT RESTRICTIONS--LEXINGTON MONEY MARKET TRUST

     The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not: (l) purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase; (2) borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding; (3) pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above; (4) sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto; (5) write or purchase put or call options; (6) purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities; (7) make investments for the purpose of exercising control or management; (8) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (9) make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein; (10) lend its portfolio securities, except in conformity with the guidelines set forth below; (11) concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations; (12) purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days; (taken at market value) (13) purchase or hold real estate, commodities or commodity contracts; ( 14 ) invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements; (15) act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or (16) enter into reverse repurchase agreements.

     LENDING OF PORTFOLIO SECURITIES. As stated in number (10) above, subject to guidelines established by the Funds and by the Securities and Exchange
Commission, the Lexington Money Market Trust, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Funds' Board of Trustees, the Investment Manager is responsible for the execution of the Funds' portfolio transactions and the selection of brokers/dealers that execute such transactions on behalf of the Funds. The Funds' primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, Pilgrim Investments may consider sales of shares of the Funds and of the other funds managed by Pilgrim Investments (the "Pilgrim Funds") as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     Consistent with the interests of the Funds, the Investment Manager may select brokers to execute the Funds' portfolio transactions on the basis of the research and brokerage services they provide to the Investment Manager for its use in managing the Funds and its other advisory accounts so long as the criteria  of  Section  28(e)  of the  Securities  Exchange  Act of 1934 are met.
Section 28(e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the amount of commissions paid was "reasonable in relation to the value of the brokerage and research services provided are viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Investment Manager under the Investment Management Agreement. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Manager determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Investment Manager to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits received by the Fund over the long term. Research services may also be received from dealers who execute Fund transactions.

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Funds be measured. Research services furnished might be useful and of value to Pilgrim Investments and its affiliates, in serving other clients as well as the Funds. On the other hand, any research services obtained by Pilgrim Investments or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to Pilgrim Investments in carrying out its obligations to the Funds. With respect to Gold Fund and Silver Fund it is, as a general matter, the Funds' policy to execute in the U.S. all transactions with respect to securities traded in the U.S. and to execute its gold transactions in the U.S. except when better price and execution can, in the judgment of management of the Funds, be obtained elsewhere. For the Gold Fund and Silver Fund, over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     Investment decisions for the Funds and for other investment accounts managed by the Investment Manager are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases the Investment Manager believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds.

     Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes a amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Brokers/dealers may receive commissions on futures, currency and options transactions.

     The Funds anticipate that their brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     The Funds engage in portfolio trading when the Investment Manager concludes that the sale of a security owned by the Funds and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent the Funds' investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.

     Although the Funds do not generally intend to trade for short-term profits, the Funds' investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Funds will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of portfolio securities for the Fund for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Funds during such year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Funds. High portfolio turnover may result in the realization of net short-term capital gains by the Funds which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Considerations."

     The brokerage commissions paid by each Fund and the Fund's portfolio turnover rate for the last three years are as follows:

PILGRIM GNMA INCOME FUND, INC.

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
 1997           $   40,646               $  0                    134.28%
 1998           $   34,516               $  0                     54.47%
 1999           $   60,939               $  0                     25.10%

PILGRIM GOLD FUND, INC.

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  223,351             $  42,728                 38.32%
1998            $  124,761             $  31,159                 28.93%
1999            $  389,449             $ 110,507                 78.55%

PILGRIM GROWTH AND INCOME FUND, INC.

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  457,246             $ 172,381                 88.15%
1998            $  372,204             $ 177,110                 63.20%
1999            $  482,487             $ 237,439                 86.31%

PILGRIM INTERNATIONAL FUND

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  177,179             $  20,613                122.56%
1998            $  174,405             $  40,453                143.67%
1999            $  167,074             $  38,707                148.82%

PILGRIM TROIKA DIALOG RUSSIA FUND

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $    5,475             $       0                 66.84%
1998            $   47,806             $       0                 65.76%
1999            $   91,247             $       0                 91.14%

PILGRIM GLOBAL CORPORATE LEADERS FUND

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  275,413             $  37,312                117.48%
1998            $  203,102             $  68,164                137.33%
1999            $   18,457             $   7,360                 12.76%

PILGRIM SILVER FUND

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  111,983             $       0                 18.76%
1998            $   62,713             $       0                 28.78%
1999            $   36,882             $  11,129                 29.44%

PILGRIM SMALLCAP ASIA GROWTH FUND, INC.

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $  632,268             $       0                187.41%
1998            $  290,149             $       0                192.28%
1999            $  235,538             $       0                172.89%

PILGRIM WORLDWIDE EMERGING MARKETS FUND, INC.

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $2,989,156             $ 234,472                112.05%
1998            $  924,618             $  36,566                107.19%
1999            $1,367,102             $ 170,098                184.39%

PILGRIM GLOBAL INCOME FUND

             Total Brokerage          Soft Dollar              Portfolio
             Commission Paid        Commission Paid          Turnover Rate
             ---------------        ---------------          -------------
1997            $ 212,446              $       0                117.94%
1998            $ 317,877              $       0                 45.26%
1999            $ 334,433              $       0                 24.56%

ABOUT THE MONEY MARKET TRUST

     Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for money market instruments. Therefore, usually no brokerage commissions were paid by the Fund. Transactions are allocated to various dealers by the Investment Manager in its best judgment. Dealers are selected primarily on the basis of prompt execution of orders at the most favorable prices. The Fund has no obligation to deal with any dealer or group of dealers. Particular dealers may be selected for research or statistical and other services to enable the Investment Manager to supplement its own research and analysis with that of such firms. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager under the Investment Management Agreement and the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

ABOUT GLOBAL INCOME FUND

     Portfolio securities are purchased directly from dealers acting as principal underwriters or market makers for GNMA certificates or government securities. Such transactions are usually conducted on a net basis and accordingly no brokerage commissions are paid by the Fund. The Fund may also execute transactions through broker-dealers on a commission basis.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Funds' transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A, a varying sales charge depending upon the amount of money invested, as set forth in the Prospectus.

SPECIAL PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A shares of a Fund (or shares of other funds managed by the Investment Manager in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable Federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

     Class A shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the Pilgrim Fund purchased.

     Additionally, Class A shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Fund (or the other open-end Pilgrim Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.

     The officers, directors/trustees and bona fide full-time employees of each Fund and the officers, directors and full-time employees of the Investment Manager, any Sub-Advisers, the Distributor, any service provider to the Funds or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Manager or any Sub-Adviser, may purchase Class A shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Funds may, under certain circumstances, allow registered investment advisers to make investments on behalf of their clients at net asset value without any commission or concession.

     Class A shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Manager or from Pilgrim Prime Rate Trust.

     Class A shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another Pilgrim Fund distributed by the Distributor or from Pilgrim Prime Rate Trust; (ii) registered investment advisors, trust companies and bank trust departments investing in Class A shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in any one or more Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Pilgrim Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Pilgrim Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which Pilgrim Investments serves as Investment Manager.

     The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

     An investor may immediately qualify for a reduced sales charge on a purchase of Class A shares by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Funds. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Pilgrim Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Manager's funds (excluding Pilgrim General Money Market shares) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

     An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at Pilgrim Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

     If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.

     The value of shares of the Funds plus shares of the other open-end funds distributed by the Distributor (excluding Pilgrim General Money Market shares) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge applies to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisors, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

     The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

     Shares of the Funds and other open-end Pilgrim Funds (excluding Pilgrim General Money Market shares) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

     For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Pilgrim Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

     Payment to shareholders for shares redeemed will be made within seven days after receipt by the Funds' Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

     The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Funds have elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contains a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event the Funds must liquidate portfolio securities to meet redemptions, they reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

     Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.

     The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

     Certain purchases of Class A shares and most Class B and Class C shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

     No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Manager, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

     The CDSC or redemption fee will be waived for certain redemptions of shares upon (i) the death or permanent disability of a shareholder, or (ii) in connection with mandatory distributions from an Individual Retirement Account ("IRA") or other qualified retirement plan. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A shares purchased in excess of $1 million, will also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.

REINSTATEMENT PRIVILEGE

     If you sell Class B or Class C shares of a Pilgrim Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

CONVERSION OF CLASS B SHARES

     A shareholder's Class B shares will automatically convert to Class A shares in a Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B shares occurs, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion of Class B shares into Class A shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Manager deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A and Class B shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes.

DEALER'S COMMISSIONS AND OTHER INCENTIVES

     In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A shares, the Distributor will re-allow to Authorized Dealers of record from the sales charge on such sales the following amounts:

                                  EQUITY FUNDS

                          DEALER'S REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
AMOUNT OF TRANSACTION                           CLASS A
                                                -------
Less than $50,000                                5.00%
$50,000 - $99,999                                3.75%
$100,000 - $249,999                              2.75%
$250,000 - $499,999                              2.00%
$500,000 - $999,999                              1.75%
$1,000,000 and over                            See below

                                  INCOME FUNDS

                          DEALER'S REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
AMOUNT OF TRANSACTION                           CLASS A
                                                -------
Less than $50,000                                4.25%
$50,000 - $99,999                                4.00%
$100,000 - $249,999                              3.00%
$250,000 - $499,999                              2.25%
$500,000 - $999,999                              1.75%
$1,000,000 and over                            See below

     The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a contingent deferred sales charge ("CDSC") if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A shares that are subject to a CDSC.

                                               DEALER COMMISSION AS A
AMOUNT OF TRANSACTION                      PERCENTAGE OF AMOUNT INVESTED
---------------------                      -----------------------------
$1,000,000 to $2,499,000                             1.00%
$2,500,000 to $4,999,999                             0.50%
$5,000,000 and over                                  0.25%

     Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

     The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B shares subject to a CDSC. For purchases of Class C shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund.

     The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. the Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this Statement of Additional Information.

                          DETERMINATION OF SHARE PRICE

     The Funds calculate net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Per share net asset value is calculated by dividing the value of the Funds' total net assets by the total number of the Funds' shares then outstanding. For the Money Market Trust, substantially all of the Fund's net income calculated from the immediately preceding determination of net income, is declared daily as dividends.

     The Funds' portfolio securities and other assets are valued as follows:

     Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded.

     Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuation represents fair value.

     Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Manager on that day.

     The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even without any change in the foreign-currency denominated values of such securities.

     Because foreign securities markets may close before a Fund determines its net asset value, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Fund calculates its net asset value may not be reflected unless the Investment Manager, under supervision of the Board, determines that a particular event would materially affect the Fund's net asset value.

     European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Manager, under the supervision of the Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

     The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

     The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the New York Stock Exchange, as supplied by the Gold Fund's and Silver Fund's custodian bank or other broker-dealers or banks approved by the Gold Fund and Silver Fund, on each date that the Exchange is open for business.

LEXINGTON MONEY MARKET TRUST

     For the purpose of determining the price at which shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) deducting the Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

     The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the Investment Company Act of 1940. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in the Trust will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., "Al/Pl") by both Standard & Poor's Corporation ("S&P") and Moody's Investors Services, Inc. ("Moody's"), two nationally recognized statistical rating organizations ("NRSRO").

     The Fund may invest up to 5% of its assets in any single "Tier I" security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A "Tier I" security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security.

     In addition, the Fund may invest not more than 5% of its assets in "Tier 2" securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Fund's investment advisor. The Fund may invest up to 1% of its assets in any single Tier 2 security.

     The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.

     The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

     Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

     The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

     Each Fund reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing a Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

                       SHAREHOLDER SERVICES AND PRIVILEGES

     As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of the Funds on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Funds for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

     For investors purchasing shares of the Funds under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Funds on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

     All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Funds' Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of the Fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS

     For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that Investors Fiduciary Trust Company, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal

Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Funds. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.

INDIVIDUAL RETIREMENT ACCOUNTS

     Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Funds. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.

     Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

     As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

(1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B shares may be subject to a contingent deferred sales charge (See "Redemption of shares" in the Prospectus).

(2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

(3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Funds' Prospectus or herein.

(4) Telephone redemption requests must meet the following conditions to be accepted by the Funds:

       (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (30) days.

       (b)    Certain  account   information   will  need  to  be  provided  for
              verification purposes before the redemption will be executed.

       (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

       (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

       (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

(5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Pilgrim Fund being acquired.

(6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

(7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to Pilgrim at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

(8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

(9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Fund's then-current prospectus.

(10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

     You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000. To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Funds or terminated upon written notice by the relevant Fund.

     During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200, whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of the Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

     As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Funds or the implications to shareholders, and the discussions here and in the Funds' Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count toward satisfaction of the Distribution Requirement.

     In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

     Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the return realized is attributable to the time value of a Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capital interest on acquisition indebtedness under Code section 263(g). Built-in losses will be preserved where a Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to a Fund's shareholders.

     In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

     Certain transactions that may be engaged in by certain Funds (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts.

     Certain Funds may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, a Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. A Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

     Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any "excess distribution" (as defined) received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

     Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES.

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary income for such calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

     Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

     Each Fund anticipates distributing all or substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

     Ordinary income dividends paid by each Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% (58% for alternative minimum tax purposes) of the capital gain recognized upon a Fund's disposition of domestic "small business" stock will be subject to tax.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by a Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known. If more than 50% of the value of a Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid by the Fund. If a Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

     Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional Fund shares or shares of another Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although they economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an exempt recipient (such as a corporation).

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares (however, because the Money Market Trust normally maintains a stable value, in most cases there will be no gain or loss on the sale of shares of that Fund). All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of a Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from a Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends, and amounts retained by a Fund that are designated as undistributed capital gains.

     If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at the rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATIONS

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

     For the purpose of quoting and comparing the performance of the Funds (with the exception of the Lexington Money Market Trust) to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the SEC ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

                     n
               P(l+T) = ERV

Where: P = a hypothetical  initial payment of $1,000
       T = average annual total return
       n = number of years (1, 5 or 10)
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Funds' Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Funds are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Funds would be included at that time.

     The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the Funds' total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index or the Dow Jones Industrial Average, the Funds calculate their aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     With respect to the Lexington Money Market Fund, the Fund provides current yield and effective yield quotations, which are calculated in accordance with the regulations of the Securities and Exchange Commission, based upon changes in account value during a recent seven-day base period.

     Current yield quotations are computed by annualizing (on a 365-day basis) the "base period return". The "base period return" is computed by determining the net change exclusive of capital changes in the value of the account, divided by the value of the account at the beginning of the base period. Effective yield is computed by compounding the "base period return." Based upon dividends actually credited to the shareholders' accounts (i.e.: based upon net investment income), the current yield to an investor in the Fund during the last seven calendar days of its fiscal year ended December 31, 1999 was at an annual rate of 5.08% and the effective yield was at an annual rate of 4.96%. The average weighted maturity of investments was 46 days. The current and effective yield are affected by market conditions, portfolio quality, portfolio maturity, type of instruments held and operating expenses. The Fund attempts to keep its net asset value per share at $1.00, but attainment of this objective is not guaranteed. This Statement of Additional Information may be in use for a full year and it can be expected that these yields will fluctuate substantially from the example shown above.

     The current and effective yield figures are not a representation of future yield as the Fund's net income and expenses will vary based on many factors, including changes in short term money market yields generally and the types of instruments in the Fund's portfolio. The stated yield of the Fund may be useful in reviewing the Fund's performance and in providing a basis for comparison with other investment alternatives. However, unlike bank deposits and other investments which pay fixed yields for stated periods of time, the yield of the Fund fluctuates. In addition, other investment companies may calculate yield on a different basis and may purchase securities for their portfolios which have different qualities and maturities than those of the Fund's portfolio securities.

PERFORMANCE COMPARISONS

     In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C or Class Q shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA
Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

     Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations,  including  but not  limited  to age  characteristics,  of  various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets; (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other Pilgrim Funds and the dollar amount of the assets under management;
(vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

     In addition, reports and promotional literature may contain information concerning the Investment Manager, the Sub-Advisers, Pilgrim Capital, Pilgrim Group, Inc. or affiliates of the Company, the Investment Manager, the Sub-Advisers, Pilgrim Capital or Pilgrim Group, Inc. including: (i) performance rankings of other funds managed by the Investment Manager or a Sub-Adviser, or the individuals employed by the Investment Manager or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of the Pilgrim Funds by Pilgrim Capital; (iv) the past performance of Pilgrim Capital and Pilgrim Group, Inc.; (v) information regarding rights offerings conducted by closed-end funds managed by the Investment Manager.

     The average annual total returns, [including sales charges,] for each Fund for the one-, five-, and ten-year periods ended December 31, 1999, is as follows:

                                                 1 Year       5 Year     10 Year
                                                 ------       ------     -------
Pilgrim Global Corporate Leaders Fund, Inc.       39.06%      17.93%      11.01%
Pilgrim GNMA Income Fund, Inc.                    0.58%       7.87%        7.47%
Pilgrim Gold Fund, Inc.                           8.58%       -9.32%      -4.53%
Pilgrim Growth and Income Fund, Inc.             15.54%       23.17%      14.62%
Pilgrim International Fund, Inc.                 47.85%       16.52%        N/A
Pilgrim Silver Fund, Inc.                         8.70%       -4.15%       1.89%
Pilgrim SmallCap Asia Growth Fund, Inc.          57.29%        N/A          N/A
Pilgrim Troika Dialog Russia Fund, Inc.         159.76%        N/A          N/A
Pilgrim Worldwide Emerging Markets Fund, Inc.   112.58%        6.18%       7.68%
Pilgrim Global Income Fund                       -0.31%        9.04%       7.16%
Lexington Money Market Trust

(1) Prior to June 17, 1991, the Growth and Income Fund operated under a different investment objective.
(2)    The International Fund commenced operations on January 1, 1994.
(3) The SmallCap Asia Fund commenced operations on July 3, 1995. Since that time, the Fund's average annual return has been -2.38%.
(4) The Russia Fund commenced operations on July 3, 1996. Since that time, the Fund's average annual return has been -9.47%.

                               GENERAL INFORMATION

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Walker Street, Boston, Massachusetts 12109, has been retained to act as the Custodian for all Funds' (except Pilgrim Growth & Income Fund, Pilgrim GNMA Income Fund and Lexington Money Market Trust) portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC and for the Funds' domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the custodian for the portfolio securities of Pilgrim Growth & Income Fund, Pilgrim GNMA Income Fund and Lexington Money Market Trust. DST Systems, Inc. has been retained to act as the transfer agent. Neither Brown Brothers Harriman nor DST Systems, Inc. have any part in determining the investment policies of the Funds or in determining which portfolio securities are to be purchased or sold by the Funds or in the declaration of dividends and distributions.

LEGAL COUNSEL

     Legal matters for the Funds are passed upon by Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006.

INDEPENDENT AUDITORS

     KPMG LLP, 355 South Grand Avenue, Los Angeles, California 90071, has been selected as independent auditors for the Funds for the fiscal year ending December 31, 2000.

DECLARATION OF TRUST

     The Global Income Fund and Money Market Trust are organized as Massachusetts business trusts. The Declaration of Trust of each of these Funds provides that obligations of the Fund are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

OTHER INFORMATION

     The Funds are registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Funds by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Funds' Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

     Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Funds ends on December 31. The Funds will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.

                              FINANCIAL STATEMENTS

     The financial statements from the Funds' December 31, 1999 Annual Report are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting Pilgrim Funds at Suite 1200, 40 North Central Avenue, Phoenix, Arizona 85004, (800) 992-0180.

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

(a)  (1)  Form of Articles of Incorporation

     (2)  Form of Articles Supplementary Designating Classes A, B, C & Q
(b)       Form of Bylaws
(c)       Not Applicable
(d) Form of Investment Management Agreement between Registrant and Pilgrim Investments, Inc.
(e)       Form of Underwriting Agreement between Registrant and Pilgrim
          Securities, Inc.
(f)       Not Applicable
(g) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co.
(h) (1) Form of Administration Agreement between Registrant and Pilgrim Group, Inc.
     (2) Form of Expense Limitation Agreement between Registrant and Pilgrim Investments, Inc.
(i) Opinion of Counsel - Filed as an exhibit to Registrant's Form N-1A Registration Statement and incorporated herein by reference.
(j)  (1)  Consent of KPMG LLP
     (2)  Consent of Dechert Price & Rhoads
(k)       Not Applicable
(l) Form of Investment Letter of Initial Investors - Filed as an exhibit to Registrant's Form N-1A Registration Statement and incorporated herein by reference.
(m)  (1)  Form of Service and Distribution Plan for Class A Shares
     (2)  Form of Service and Distribution Plan for Class B Shares
     (3)  Form of Service and Distribution Plan for Class C Shares
     (4)  Form of Shareholder Service Plan for Class Q Shares
(n)       Form of Multiple Class Plan Pursuant to Rule 18f-3
(p)       Form of Code of Ethics

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION

     Article Seventh of the Articles of Incorporation provides to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with the law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland General Corporation Law. No provision of the Articles of Incorporation shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, or of the Investment Company Act of 1940, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

     Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS

     Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Pilgrim Securities, Inc. is the principal underwriter for the Registrant and for Pilgrim Advisory Funds, Inc., Pilgrim Investment Funds, Inc., Pilgrim Bank and Thrift Fund, Inc., Pilgrim Prime Rate Trust, Pilgrim Mutual Funds, Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund, Pilgrim Growth Opportunities Fund, Pilgrim Mayflower Trust, Pilgrim Government Securities Income Fund, Pilgrim Global Corporate Leaders Fund, Pilgrim Global Technology Fund, Pilgrim GNMA Income Fund, Pilgrim Gold Fund, Pilgrim Growth and Income Fund, Pilgrim Silver Fund, Pilgrim SmallCap Asia Growth Fund, Pilgrim Troika Dialog Russia Fund, Pilgrim Worldwide Emerging Markets Fund and Pilgrim Global Income Fund, Lexington Money Market Trust.

     (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of (a) the Registrant, (b) Pilgrim Investments, Inc., (c) Pilgrim Group, Inc., (d) the Portfolio Managers, (e) the Custodians and (f) the Transfer Agent. The address of each is as follows:

     (a)  Pilgrim International Fund, Inc.
          40 North Central Avenue, Suite 1200
          Phoenix, Arizona  85004

     (b)  Pilgrim Investments, Inc.
          40 North Central Avenue, Suite 1200
          Phoenix, Arizona  85004

     (c)  Pilgrim Group, Inc.
          40 North Central Avenue, Suite 1200
          Phoenix, Arizona  85004

     (d)  Pilgrim Investments, Inc.
          40 North Central Avenue, Suite 1200
          Phoenix, Arizona  85004

     (e)  Brown Brothers Harriman & Co.
          40 Water Street
          Boston, Massachusetts 02109-3661

     (f)  DST Systems, Inc.
          P.O. Box 419368
          Kansas City, Missouri  64141

ITEM 29. MANAGEMENT SERVICES

     None.

ITEM 32. UNDERTAKINGS

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix and State of Arizona on the 26th day of July, 2000.

                                        PILGRIM INTERNATIONAL FUND, INC.


                                        By: /s/ James M. Hennessy
                                            ------------------------------------
                                            James M. Hennessy
                                            Executive Vice President & Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE                       TITLE                         DATE
         ---------                       -----                         ----

                                  Director and Chairman            July 26, 2000
-----------------------------
John G. Turner*

                                  Director and President
-----------------------------     (Chief Executive Officer)        July 26, 2000
Robert W. Stallings*

                                  Senior Vice President and
-----------------------------     Principal Financial Officer
Michael J. Roland*                (Principal Financial Officer)    July 26, 2000


                                  Director                         July 26, 2000
-----------------------------
Robert B. Goode, Jr.*

                                  Director                         July 26, 2000
-----------------------------
Al Burton*


                                  Director                         July 26, 2000
-----------------------------
Jock Patton*


                                  Director                         July 26, 2000
-----------------------------
John R. Smith*


                                  Director                         July 26, 2000
-----------------------------
David W. Wallace*

         SIGNATURE                       TITLE                         DATE
         ---------                       -----                         ----


                                  Director                         July 26, 2000
-----------------------------
David W.C. Putnam*

                                  Director                         July 26, 2000
-----------------------------
Walter H. May*

                                  Director                         July 26, 2000
-----------------------------
Paul S. Doherty*

                                  Director                         July 26, 2000
-----------------------------
Alan L. Gosule*


*By: /s/ James M. Hennessy
     -------------------------------------
     James M. Hennessy, Attorney-in-Fact**

----------
** Powers of Attorney for Michael J. Roland and for all Directors are attached hereto.

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim International Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   July 26, 2000


/s/ Al Burton                                 /s/ Paul S. Doherty
----------------------------------            ----------------------------------
Al Burton                                     Paul S. Doherty

/s/ Robert B. Goode                           /s/ Alan L. Gosule
----------------------------------            ----------------------------------
Robert B. Goode, Jr.                          Alan L. Gosule

/s/ Walter H. May                             /s/ Jock Patton
----------------------------------            ----------------------------------
Walter H. May Jock Patton

/s/ David W.C. Putnam                         /s/ John R. Smith
----------------------------------            ----------------------------------
David W.C. Putnam                             John R. Smith

/s/ Robert W. Stallings                       /s/ John G. Turner
----------------------------------            ----------------------------------
Robert W. Stallings                           John G. Turner

/s/ David W. Wallace
----------------------------------
David W. Wallace

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Robert W. Stallings, James M. Hennessy, Jeffrey S. Puretz and Karen L. Anderberg, and each of them his true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of him in his name, place, and stead, to sign any and all registration statements on Form N-1A applicable to the Pilgrim Global Corporate Leaders Fund, Inc., Pilgrim GNMA Income Fund, Inc., Pilgrim Gold Fund, Inc., Pilgrim Growth and Income Fund, Inc., Pilgrim
International Fund, Inc., Pilgrim Silver Fund, Inc., Pilgrim SmallCap Asia Growth Fund, Inc., Pilgrim Troika Dialog Russia Fund, Inc., Pilgrim Worldwide Emerging Markets Fund, Inc., Pilgrim Global Income Fund, Lexington Money Market Trust, Lexington Natural Resources Trust and Lexington Emerging Markets Fund, Inc. and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: July 26, 2000


/s/ Michael J. Roland
------------------------------
Michael J. Roland
Senior Vice President and
Principal Financial Officer

                                  EXHIBIT LIST
 EXHIBIT
 NUMBER                      NAME OF EXHIBIT
 ------                      ---------------

(a)  (1)    Form of Articles of Incorporation
     (2)    Form of Articles Supplementary Designating Classes A, B, C & Q
(b)         Form of Bylaws
(d)         Form of Investment Management Agreement between Registrant and
            Pilgrim Investments, Inc.
(e)         Form of Underwriting Agreement between Registrant and Pilgrim
            Securities, Inc.
(g)         Form of Custodian Agreement between Registrant and Brown
            Brothers Harriman & Co.
(h)  (1)    Form of Administration Agreement between Registrant and Pilgrim
            Group, Inc.
     (2)    Form of Expense Limitation Agreement between Registrant and
            Pilgrim Investments, Inc.
(j)  (1)    Consent of KPMG LLP
     (2)    Consent of Dechert Price & Rhoads
(m)  (1)    Form of Service and Distribution Plan for Class A Shares
     (2)    Form of Service and Distribution Plan for Class B Shares
     (3)    Form of Service and Distribution Plan for Class C Shares
     (4)    Form of Shareholder Service Plan for Class Q Shares
(n)         Form of Multiple Class Plan Pursuant to Rule 18f-3
(p)         Form of Code of Ethics